PART B. STATEMENT OF ADDITIONAL INFORMATION

AFL-CIO

HOUSING INVESTMENT TRUST*

1227 25th Street, N.W., Suite 500

Washington, D.C. 20037

(202) 331-8055

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of the American Federation of Labor and Congress of Industrial Organization Housing Investment Trust (“HIT”), dated April 30, 2021 (“Prospectus”), and the 2020 Annual Report to Participants (“2020 Annual Report”), which have been filed with the Securities and Exchange Commission (“SEC”) and can be obtained, without charge, from the HIT by calling collect 202-331-8055, by visiting www.aflcio-hit.com or by writing to 1227 25th Street, N.W., Suite 500, Washington, D.C. 20037. This SAI incorporates by reference the Prospectus and the financial statements contained in the 2020 Annual Report.

The date of this SAI is April 30, 2021, as supplemented November 23, 2021.

*This filing relates solely to Series A—AFL-CIO Housing Investment Trust

AFL-CIO HOUSING INVESTMENT TRUST

(the “HIT”)

Supplement dated November 23, 2021

to the Prospectus and Statement of Additional Information (the “SAI”),

each dated April 30, 2021 (as supplemented to date)

At a meeting held on November 17, 2021, the Board of Trustees of the HIT approved the use of U.S. Treasury futures contracts, effective January 1, 2022. The HIT will use U.S. Treasury futures contracts to manage the duration of the HIT’s portfolio and will limit the value of these investments to no more than 5% of the HIT’s assets.

As more fully described in the Prospectus and SAI, as supplemented November 23, 2021, the use of U.S. Treasury futures contracts involves risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if derivatives had not been used. Investments in derivatives can increase the volatility of the HIT’s unit price and may expose it to significant additional costs. The use of derivatives, including U.S. Treasury futures contracts, is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. There is no guarantee that the use of derivatives will achieve their intended result.

Participants should retain this Supplement for future reference

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HISTORY

GENERAL

The American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (“HIT”) is a common law trust created under the laws of the District of Columbia pursuant to a Declaration of Trust originally executed September 19, 1981, as amended from time to time (the “Declaration of Trust”). The name of the HIT was changed from “AFL-CIO Pooled Investment Trust” on May 27, 1982.

The HIT acquired all the assets of the AFL-CIO Mortgage Investment Trust (“Mortgage Trust”) in exchange for units of the HIT (“Units”) on the basis of relative net asset values as of September 30, 1984. The exchange was approved by order of the Securities and Exchange Commission (“SEC”) dated October 1, 1984. HIT Units received in the exchange were distributed on a pro rata basis to Mortgage Trust participants as of September 30, 1984 and the Mortgage Trust was thereupon liquidated.

The HIT is registered with the SEC as an open-end investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”), and, accordingly, is subject to the regulatory authority of the SEC. The HIT claims an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and, therefore, is not subject to the registration or regulation as a commodity pool under the CEA.

DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS

GENERAL

The HIT’s investment objective is to generate competitive risk-adjusted total rates of return for the participants in the HIT (“Participants”) by investing in fixed-income investments, consisting primarily of multifamily and single family mortgage-backed assets (collectively “Mortgage Securities”). Other important objectives of the HIT are to encourage the construction of housing and to facilitate employment for union members in the construction trades and related industries. To accomplish its objectives, the HIT focuses its investments in Mortgage Securities, including those that directly or indirectly finance new construction or rehabilitation of multifamily housing projects and healthcare facilities. All on-site construction work financed through HIT investments is required to be performed by 100% union labor.

THE HIT’S INVESTMENTS AND STRATEGIES

The following discussion supplements the information regarding the investment objectives, strategies and policies of the HIT, as set forth in the Prospectus, and describes types of investments and investment practices that the HIT is generally permitted (but not required) to make or engage in, subject to the HIT’s investment objectives. Please see “MORE ON THE HIT’S INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS” in the Prospectus for a summary of the investment objectives, principal investment strategies and principal investment risks of the HIT.

Types of securities in which the HIT is permitted to invest are set forth in the HIT’s Declaration of Trust and are summarized in significant part below. In addition, the Declaration of Trust grants the Board of Trustees broad authority to permit the HIT to make investments other than those specifically enumerated in the Declaration of Trust or described below.

The HIT invests primarily in Mortgage Securities that are either insured or guaranteed by the federal government or an agency thereof, including the Federal Housing Administration (“FHA”) or Government National Mortgage Association (“Ginnie Mae”), both part of the United States Department of Housing and Urban Development (“HUD”), or are issued, guaranteed or backed by the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). As such, the HIT pursues a fundamental policy to concentrate in fixed income securities in the mortgage and mortgage finance sector of the real estate industry.

Examples of the types of Mortgage Securities that the HIT is authorized to purchase include contingent interest mortgage loans, early repayment loans, pass-through and pay-through securities, construction and/or permanent mortgage loans secured by a bank letter of credit, insurance or other guaranty, state and local government credit-enhanced investments, and pre-construction commitments.

The HIT will acquire only securities with expected returns competitive with those then generally prevailing on similar investments having comparable terms and conditions, taking into account differences in risk, including those resulting from differences in properties, borrowers and loan terms.

The HIT is permitted to invest in certain categories of securities subject to caps, expressed as a maximum percentage of the HIT’s assets. In some circumstances, a particular security could meet the criteria of two or more of these categories simultaneously. In those cases, the HIT may classify a security into any category for which it qualifies in determining whether the HIT has remained within the caps. The caps for some of the categories are measured only at the time of acquisition of the security, and as a result, in those cases, the HIT would not be forced to sell securities to meet the cap in the event market movements cause the holdings in these categories to exceed the cap.

In times of unusual or adverse market, economic or political conditions or abnormal circumstances (such as large cash inflows or anticipated large redemptions), the HIT may, for temporary defensive purposes or for liquidity purposes and as approved by the Board of Trustees, not invest in accordance with its investment objectives or principal investment strategies. At these times, the HIT may invest in United States Treasury obligations, cash or cash like investments in lieu of other permitted investments and in excess of amounts that it normally would maintain. In addition, the HIT may adjust its duration outside the normal permitted range and take such other steps as may be prudent and authorized by the Board of Trustees.

High Credit Quality Mortgage-Related Investments

1.	Federally Insured or Guaranteed Mortgage Securities

The HIT may invest up to 100% of its assets in Mortgage Securities that are federally insured or guaranteed, some of which are described below. In this context, the term “assets” as used in this SAI means funds invested or available for investment by the HIT. The federally insured or guaranteed mortgage loans eligible for direct purchase by the HIT include mortgage loans insured by HUD acting by and through FHA to provide construction and/or permanent financing for multifamily housing projects and intermediate care facilities, assisted living facilities, nursing homes and other health care facilities, or to finance the purchase and ownership of completed single family dwellings and, in some circumstances, the construction or renovation of single family dwellings. FHA-insured multifamily mortgage loans typically have maturities that range from 10 to 40 years from project completion and commencement of principal repayments. FHA-insured single family mortgage loans typically have a 30-year term. The HIT may also purchase mortgage loans guaranteed by the U.S. Department of Veterans Affairs (“VA”) to finance the purchase of single family dwellings. Obligations of FHA are backed by the General Insurance Fund established pursuant to the National Housing Act of 1934, as amended. VA obligations are backed by the Loan Guaranty Revolving Fund.

The HIT may also purchase notes or other obligations guaranteed under Section 108 of the Housing and Community Development Act of 1974, as amended (“Section 108”). Under Section 108, HUD is authorized to guaranty notes or other obligations issued by eligible public entities; the proceeds from the sale of the notes are used by such public entities for eligible community development and economic development activities, including rehabilitation of privately owned or publicly owned housing. The HIT may purchase such notes in cases where the proceeds will be used to finance the construction or rehabilitation of housing, and may invest in mortgage loans for the construction or rehabilitation of housing if such mortgage loans are guaranteed under Section 108. Section 108-guaranteed notes have terms not exceeding 20 years and bear interest rates that are generally slightly higher than rates on Treasury obligations of comparable maturity. Under Section 108, the timely payment of all principal of and interest on the guaranteed note is guaranteed by the full faith and credit of the United States Government.

The HIT may also purchase federally guaranteed mortgage-backed certificates known as “Ginnie Mae securities.” Such certificates are issued by a mortgage banker or other lender and carry the right to receive principal and interest payments related to scheduled payments of principal and interest under one or more identified mortgages. These underlying mortgage loans are typically backed by FHA insurance. In the case of single family securities, they may also be backed by a VA guaranty. Full and timely payment under these mortgage-backed securities is guaranteed by Ginnie Mae and backed by the full faith and credit of the United States Government. These Ginnie Mae securities are readily marketable, generally at publicly quoted prices. Such Ginnie Mae securities generally bear interest at rates ranging from 0.25% to 0.50% less than the interest rates on the whole loans backing such securities, reflecting the cost of the servicing and Ginnie Mae guaranty of the mortgages in the pool. Further, the HIT may purchase Real Estate Mortgage Investment Conduit Securities (“REMICS”) collateralized by or representing an interest in a pool of Ginnie Mae securities.

2.	Fannie Mae and Freddie Mac Investments

The HIT may invest up to 100% of its assets in investments related to Fannie Mae and Freddie Mac, which consist of (i) obligations issued or guaranteed by Fannie Mae or Freddie Mac, including Fannie Mae and Freddie Mac mortgage-backed securities backed by pooled mortgages, (ii) securities that are backed by Fannie Mae or Freddie Mac and are, at the time of their acquisition by the HIT, rated in one of the two highest categories by at least one nationally recognized statistical rating organization, and (iii) securities, including REMICS, that are collateralized by or representing an interest in a pool of Fannie Mae and Freddie Mac mortgage-backed securities. The backing referred to in clause (ii) may take the form of Fannie Mae mortgage-backed securities and Freddie Mac participation certificates. As of December 31, 2020, approximately 50.06% percent of the HIT’s assets were issued or guaranteed by Fannie Mae or Freddie Mac.

Fannie Mae and Freddie Mac are federally chartered corporations engaged principally in providing a secondary market for mortgage obligations. Neither Fannie Mae mortgage-backed securities nor Freddie Mac participation certificates, nor any other Fannie Mae or Freddie Mac securities, are federally insured or guaranteed. Fannie Mae and Freddie Mac are under U.S. government conservatorship. For more information regarding certain risks with respect to Mortgage Securities guaranteed by Fannie Mae or Freddie Mac, see “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS -- Risk Factors –14. Risks related to Fannie Mae and Freddie Mac Investments” below.

The mortgages backing Fannie Mae and Freddie Mac multifamily mortgage-related investments in which the HIT invests will (i) meet Fannie Mae or Freddie Mac standards, as applicable, (ii) carry competitive market yields at the time the HIT commits to acquire them, carry competitive market yields, and (iii) with respect to securities originally sourced by the HIT staff, be secured by real estate, on which any structures to be built or rehabilitated will be built or rehabilitated with 100% union labor.

Most of the single family Fannie Mae and Freddie Mac mortgage-backed securities purchased by the HIT to date have been backed by fixed-rate mortgage loans, although the HIT has the authority to acquire single family Fannie Mae and Freddie Mac securities which are backed by adjustable rate mortgage loans. The HIT anticipates that if prevailing interest rates for adjustable rate mortgage loans are more favorable to mortgagors than fixed rates, a larger portion of the single family Fannie Mae and Freddie Mac securities it purchases may be backed by adjustable rate mortgage loans. There are a wide variety of adjustable rate mortgage loans that may be used to back the single family Fannie Mae and Freddie Mac securities. These range from loans on which the interest rate is adjusted periodically (with adjustments occurring from every 6 months to annually to every 3 or 5 years) based upon a specified market index at the time of each adjustment, to loans which carry a fixed interest rate for a specified period of time (e.g., 3, 5, 7 or 10 years) after which the interest rate on the loan is adjusted annually based on a specified market index. Some types of the adjustable rate mortgage loans that may back single family Fannie Mae and Freddie Mac securities also have provisions under which they may be converted into fixed rate mortgage loans at the option of the mortgagor at specified times. With respect to the single family Fannie Mae and Freddie Mac securities backed by adjustable rate mortgage loans, Fannie Mae or Freddie Mac, as applicable, guaranties the timely payment of interest, based upon the interest rates borne by the underlying mortgage loans, as the same are adjusted from time to time, less applicable servicing and guaranty fees.

The HIT may also invest up to 20% of its assets in, among other things, (i) obligations, including corporate securities, issued or guaranteed by Fannie Mae and Freddie Mac, and (ii) securities backed by Fannie Mae or Freddie Mac, as long as such securities are rated in one of the two highest rating categories at the time of acquisition by at least one nationally recognized statistical rating organization. Both Fannie Mae and Freddie Mac issue a variety of debt securities in a wide range of maturities in the domestic and global capital markets to support their operations.

3.	Other High Credit Quality Mortgage Securities

The HIT is permitted to invest up to 100% of its assets in any securities that are secured by single family or multifamily mortgage loans and that are rated at the highest rating available by S&P Global Ratings (“S&P) (or a comparable rating by another nationally recognized statistical rating agency) at the time of acquisition by the HIT. There can be no assurance that the rating by a rating agency would continue for any given period of time after the investment’s acquisition or that the rating will not be revised downward or withdrawn entirely by the rating agency if, in its judgment, circumstances so warrant. A downgrade in or withdrawal of the rating by an agency may signify an increase in the risk that the obligations issued or guaranteed by that entity would not be paid in accordance with their terms and would be likely to result in a reduction in the value of the related obligations, except to the extent that the HIT has obtained other forms of credit enhancement for the investment. The HIT is not required to dispose of any asset because of a downgrade in credit rating. See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Investment Restrictions” below.

4.	Additional Information on Certain Securities with GSE and Federal Backing

The securities with Government-Sponsored Entity (“GSE”) or federal backing in which the HIT is authorized to invest can take many forms and have various features. For example, these securities can include contingent interest mortgage loans, which are mortgage loans on rental projects that provide for repayment of principal and base interest at a fixed rate, with such principal and base interest either insured by FHA or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac, and which also include separate contractual provisions obligating the borrower to pay additional interest based entirely on net or gross cash flow and/or net or gross proceeds upon sale, refinancing or disposition of the projects. This additional interest is not insured or guaranteed and is sometimes referred to as “contingent interest.”

Similarly, securities with GSE or federal backing may include early repayment loans, which are Mortgage Securities that are insured by FHA or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac and that include a right to require the borrower to repay a mortgage loan prior to the regular maturity date of the mortgage loan after an initial period during which the loan cannot be called. In the case of such “early repayment” loans that are federally insured or guaranteed, while all principal and base interest would be insured or guaranteed by FHA or Ginnie Mae, the balloon repayment obligation would not be secured by the mortgaged real property or by any government insurance or guaranty.

Mortgage-backed pass-through or pay-through securities comprise another type of security with GSE or federal backing in which the HIT may invest if the securities are rated in one of the two highest rating categories of a nationally recognized statistical rating organization, such as S&P, at the time of acquisition, and are also backed by certain Mortgage Securities in which the HIT is otherwise authorized to invest. Mortgage-backed pass-through or pay-through securities are securities which may be issued by privately owned entities or public issuers and secured by mortgages or mortgage-related instruments such as FHA-insured or VA-guaranteed loans, Ginnie Mae securities or securities which are guaranteed by Fannie Mae or Freddie Mac, and provide certain characteristics and features that federally insured loans or guaranteed certificates do not. Although payment of the principal of, and interest on, such mortgage-backed securities may be secured by Ginnie Mae securities, FHA-insured loans, VA-guaranteed loans or securities which are guaranteed by Fannie Mae or Freddie Mac, such mortgage-backed pass-through or pay-through securities represent obligations solely of the issuer and will not themselves be guaranteed or insured by any governmental entity or instrumentality or any other entity.

State and Local Government Credit-Enhanced Mortgage Securities and Other Credit-Enhanced Mortgage Securities (“Credit-Enhanced Mortgage Securities”)

The HIT is authorized to invest up to 15% of the value of its assets at the time of acquisition in the following categories of investments combined.

1.	State and Local Government Credit-Enhanced Mortgage Investments

The HIT may invest in the types of state and local government credit-enhanced mortgage investments described below.

(a)       Full Faith and Credit. The HIT may invest in construction and/or permanent loans, or securities backed by construction and/or permanent loans or interests in such loans or securities, if such loans or securities are supported by a full faith and credit guaranty of a state or local government or agency or instrumentality thereof that has general taxing authority, without regard to the credit rating of such entity or the obligations acquired. There is no requirement that obligations acquired under this category be rated or ratable. If the state or local government or agency or instrumentality which provided such guaranty fails or is unable to meet its obligations thereunder, the HIT would be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Risk Factors--8. Real Estate-Related Risks” below. In addition, there can be no assurance that current or future economic difficulties facing certain local and state governments will not adversely affect the ability of state or local governments or agency or instrumentality thereof to meet their obligations.

(b)       Agencies or Issues Rated “A” or Higher. The HIT is permitted to invest in construction and/or permanent mortgage loans, or securities backed by construction and/or permanent mortgage loans, or interests in such loans or securities, provided that such loans or securities are issued or guaranteed, as the case may be, by a state or local housing finance agency with a general obligation rating of “A” or better by S&P (or a comparable rating by another nationally recognized statistical rating organization) at the time of the acquisition of the investment by the HIT and are (i) with full recourse (directly or by way of full indemnity or guaranty) to such agency’s general credit and assets, (ii) secured by recourse to such assets of the agency or by third-party credit enhancement as to provide, in the judgment of management, protection comparable to a pledge of the agency’s general credit, or (iii) backed by the “moral obligation” of the state in which such agency is located, in the form of the state’s commitment to replenish any insufficiencies in the funds pledged to debt service on the obligations or similar commitment. The HIT is also permitted to invest in such loans or securities issued or guaranteed by a state or local housing finance agency provided that the loans or securities have a rating of “A” or better by S&P (or a comparable rating by another nationally recognized statistical rating organization) at the time of the acquisition.

As indicated above, the HIT may acquire obligations that are backed by the “moral obligation” of the state in which the agency is located (without regard to the credit rating of such state), in lieu of recourse against the state or local agency. Obligations which are backed by the “moral obligation” of the applicable state could include loans from the HIT to the agency, securities issued by the agency or loans or participation interests in loans made by the HIT or the agency to the underlying borrower (or securities backed by a loan made by the agency to the borrower). These obligations would be secured by the state’s “moral obligation,” rather than by recourse against the agency or through third-party credit enhancement. However, the state’s “moral obligation” would not be a binding, legal obligation of the state to pay amounts due under the obligations acquired by the HIT and could not be enforced against the state or its general credit and assets.

There can be no assurance that the rating of an agency or of an issuance of “A” or better by S&P (or comparable entity) would continue for any given period of time after the HIT acquires an obligation issued or guaranteed by that agency, or that the rating would not be revised downward or withdrawn entirely by the rating entity if, in its judgment, circumstances so warrant. A downgrade in or withdrawal of the rating of an agency may signify an increase in the risk that the obligations issued or guaranteed by that agency would not be paid in accordance with their terms and would be likely to result in a reduction in the value of the related obligations, except to the extent that the HIT has obtained other forms of credit enhancement for the investment. The HIT would not be required to dispose of any asset that loses the relevant rating. See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Investment Restrictions” below.

While a rating on an obligation is only the opinion of the company issuing it, such rating does not provide any assurance of repayment and is subject to revision or withdrawal at any time by the assigning rating organization, such ratings do provide the prospective investor with some indication that the proposed structure and revenue analysis for the obligation satisfy the rating organization’s internal criteria for the applicable rating. However, the

HIT intends to undertake transactions under this authority selectively, and only after having made its own independent evaluation with respect to the experience, credit history and underwriting and management expertise of the agencies issuing or guaranteeing the obligations to be acquired.

(c)       State Insurance Funds/Programs. The HIT may invest in construction and/or permanent loans, or securities backed by construction and/or permanent loans, or interests in such loans or securities, if at least the first 75% of such loans or securities is supported under a state insurance or guaranty program by a state-related agency with a record of creditworthiness, as evidenced by a rating of the agency or the obligations issued or guaranteed by such agency, of at least “A” by S&P (or a comparable rating of another nationally recognized statistical rating agency) at the time of the acquisition of such investment by the HIT. Ratings reflect only the opinion of the issuing ratings organization, and there can be no assurance that any such rating would continue for any given period of time after the insurance or guaranty is issued, or that it would not be revised downward or withdrawn entirely by the rating entity if, in its judgment, circumstances so warrant. A downgrade in or withdrawal of the rating may signify an increase in the risk to the HIT associated with the related investments and would be likely to result in a reduction in the value of the related obligations. The HIT is not required to dispose of these investments if the rating of an agency or the obligations issued or guaranteed by such agency is downgraded or withdrawn. See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Investment Restrictions” below.

There is no requirement that obligations acquired under this category be rated or ratable.

If the state-related agency providing the guaranty for obligations acquired under this investment authority failed or is unable to meet its obligations thereunder, or if the guaranty or other credit enhancement is insufficient to cover all losses in the event of a default on a construction or permanent loan in which the HIT invests or which backs securities or interests in which the HIT invests, the HIT would be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Risk Factors--8. Real Estate-Related Risks” below.

The HIT believes that the foregoing state and local government credit-enhanced investments provide the HIT with considerable flexibility in creating investment opportunities for the HIT. In addition to the issues outlined above, the investments can involve certain risks not present with other authorized investments. Without requirements for ratings or access to taxing power, the credit determinations with respect to the proposed state and local government credit-enhanced investments could be more difficult to make, and their credit quality could be lower than that of other investments the HIT is permitted to make. The state and local government credit-enhanced investments may also be less liquid than most other investments authorized for the HIT. See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Investment Restrictions” and “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Risk Factors--3. Redemption” below.

2.	Other Credit-Enhanced Mortgage Investments

The HIT may invest in other construction and/or permanent mortgage loans, or securities backed by construction and/or permanent mortgage loans or interests in such loans or securities, if the loans are made by any lender acceptable to the HIT and such loans or the securities backed by such loans are fully credit-enhanced or secured in a manner satisfactory to the HIT by: (i) cash placed in trust or in escrow with an independent third party satisfactory to the HIT on terms and conditions satisfactory to the HIT; or (ii) a letter of credit, insurance or other guaranty from an entity satisfactory to the HIT which has a rating (at the time of the HIT’s acquisition of the related loan, securities or interests in such loans or securities) which is at least “A” or better from S&P (or a comparable rating by another nationally recognized statistical rating organization).

A rating is only the opinion of the company issuing such rating and there is no assurance that the rating of the issuer of any letter of credit, insurance or other form of guaranty which collateralizes a construction and/or permanent loan investment acquired by the HIT will continue for any given period of time or that it will not be revised downward or withdrawn entirely by the rating organization if, in the rating organization’s judgment, circumstances so warrant. Any such downward revision or withdrawal of such rating may signify an increase in the risk to the HIT associated with the related investment and would be likely to result in a reduction in the value of the related obligation. The HIT is not required to dispose of privately credit-enhanced investments if the rating of the issuer of the related letter of credit, insurance or guaranty is downgraded or withdrawn. See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Investment Restrictions” below. Notwithstanding any of the above, such a downward revision or withdrawal of a rating would not itself have any impact upon the flow of income from the project to the HIT.

If the issuer of any letter of credit, insurance or other form of guaranty which secures a credit-enhanced investment fails or is unable to meet its obligations under such letter of credit or other guaranty, the HIT would be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Risk Factors--8. Real Estate-Related Risks” below.

Direct Lending

The HIT is permitted to invest up to 10% of the value of its assets at the time of purchase in the following categories of investments combined.

1.	Bridge Loans

Bridge loans are short-term loans that provide interim financing until a borrower receives funds from other sources. The HIT is permitted to invest in certain bridge loans or interests in bridge loans related to multifamily developments that have allocations or other rights to receive state or federal tax credits (“Bridge Loans”). The state or federal tax credits may be of any type, however, the Trust expects that its investments will primarily involve Low Income Housing Tax Credits (“LIHTCs”) under Section 42 of the Internal Revenue Code of 1986, as amended (the “IRC”) or Rehabilitation Tax Credits (“RTCs”) under Section 47 of the IRC.

Borrowers on LIHTC projects are eligible to receive tax credits which may be used dollar-for-dollar to offset federal taxes otherwise due, subject to certain limitations. LIHTCs are provided in substantially equal annual amounts to owners of the development over a ten-year period, generally commencing in the year in which the units of each building are placed in service, or at the election of the owner of the development in the year following the year the building is placed in service. RTCs are generally credits against federal income tax liability for costs incurred for the rehabilitation of certain qualified buildings. Rehabilitation includes renovation, restoration and reconstruction. In general, the RTC is equal to 10% of the amount of qualified rehabilitation expenditures for certain non-residential buildings placed in service before 1936 and 20% of the amount of qualified rehabilitation expenditures for certified historic structures subject to certain limitations. The full amount of the RTC may be claimed in the year in which the property is placed in service. RTCs are often used by developers to complete the adaptive reuse of schools, office buildings and factory buildings for use as multifamily rental housing in urban markets.

Sponsors of tax credit projects frequently sell ownership interests in their projects to investors who want to receive the benefits of the tax credits. The tax credits, as applicable, are available to owners in proportion to their ownership interests in the development. Investors generally agree to pay for their ownership interests in the development (and, consequently, for the benefit of owners of developments which receive the tax credits) in installments over the construction, rent-up and later periods, as negotiated on a case-by-case basis.

The investor generally makes an initial payment upon admission to the ownership entity and pays subsequent installments as various milestones are achieved. Such milestones may include lien-free completion of construction and achievement of stabilized occupancy for an agreed period of time. Payment obligations are generally evidenced by notes or contractual agreements.

Because all of the proceeds of the sale of tax credits are not available at or before the time construction commences, development sponsors generally need funds to make up the difference between the construction financing and other sources of funds available and the total development cost of the development. Accordingly, it is customary for sponsors to obtain bridge loan financing at or prior to the closing on the construction loan financing to close this gap. It is generally contemplated that the bridge loan financing will be repaid from the payments due from the tax credit investors as the development is constructed and reaches the achievement milestones required by the tax credit investors. Unlike other construction financing, Bridge Loans are not usually secured by a mortgage or other lien on real property. Instead, such Bridge Loans are normally backed by the maker of the obligation, guaranteed by the development sponsor or other party and secured by the ownership interests in the development owner. The HIT will look to structure any Bridge Loans to help minimize the HIT’s risks on such loans and will invest in Bridge Loans only in cases where such loans have been approved by the Trust in accordance with the Trust’s underwriting guidelines. This may include an investment in a loan that combines bridge lending with other direct mortgage lending (described below), provided that the HIT would be permitted to invest in each component were they offered as separate loans.

There is no requirement that a Bridge Loan be rated or ratable.

Any Bridge Loan will be paid down in a manner approved by the HIT as capital contributions are made by the tax credit investors, although not all of the proceeds of investor payments will be required to reduce the HIT’s loan if the HIT so approves. Other sources of financing may also be used to pay down Bridge Loans.

Unlike most other assets in which the HIT invests, Bridge Loans may not be secured by mortgages on real property, are not directly related to payments on first-lien mortgage loans, and are not insured or guaranteed by the federal government or any other entity such as Fannie Mae or Freddie Mac. However, as described above, Bridge Loans will normally be backed by the maker of the obligation, guaranteed by the development sponsor or other party and secured by the ownership interest in the development owner.

The borrower’s obligation to make principal and interest payments on a Bridge Loan will not be contingent on the borrower’s receipt of investor payments. However, the development owner may depend on investor payments to obtain the funds with which to make payments on a Bridge Loan. Payments to the development owner from its investors in turn may be dependent on certain factors relating to completion, rent-up, other matters relating to the tax credits and otherwise. The HIT expects that on such investments it will consider the credit of the guarantor or obligor, as well as the tax credit investors’ ownership interests in the development owner. More broadly, however, the HIT will only enter into Bridge Loan transactions that have been approved in accordance with the HIT’s underwriting guidelines, which have been designed to enhance the likelihood that the HIT will invest only in credit-worthy Bridge Loans. Such underwriting guidelines will address the viability of the project in its market, the availability of subsidies, the degree of local governmental support, and the experience of the tax credit investors and other parties, among other factors. The HIT also believes that any additional risk associated with bridge loans, as compared to the HIT’s other authorized investments, will be offset by the higher interest rates payable on Bridge Loans.

The investments in this category are subject to real-estate related risks that could have a material adverse effect on the value and performance of the investments. See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Risk Factors--8. Real Estate-Related Risks” below.

2.	Direct Mortgage Loans.

The HIT may invest in certain construction and/or permanent mortgage loans or securities backed by such loans (or interests in such loans or such securities) that meet specified underwriting criteria but which are not necessarily guaranteed, insured or backed by any collateral other than the mortgage on the project (“Direct Mortgage Loans”). The total principal amount of such investments in Direct Mortgage Loans, together with Bridge Loans described above, shall not exceed 10% of the value of all of the HIT’s assets at the time of purchase. Such investments must meet underwriting criteria or other requirements specified in the Declaration of Trust including:

(a)	in the case of construction and/or permanent mortgage loans related to projects that have evidence of support from a state or local government (or an agency or instrumentality thereof), that the loan-to-value ratio not exceed 60% (or, 80% if the HIT receives mortgage insurance or another form of guaranty or credit support of the HIT’s investment in an amount which will cover all losses down to a 60% loan-to-value level, or the project receives the benefits of LIHTCs), that the state or local government (or an agency or instrumentality thereof) or a tax-exempt foundation make or facilitate a financial contribution in the project and that the minimum debt service coverage for these projects at stabilization be at least 1.15, based upon the HIT’s projections of future income and expenses; and

(b)	in the case of construction and/or permanent mortgage loans financing of market rate projects, that the loan-to-value ratio not exceed 60% (or 80% if the HIT receives mortgage insurance or another form of guaranty or credit support of the HIT’s investment in an amount which will cover all losses down to a 60% loan-to-value level) and that the minimum debt service coverage be at least 1.25 at stabilization, based upon the HIT’s projections of future income and expenses.

There is no requirement that the obligations acquired by the HIT under this category be rated or ratable.

The investments in this category are subject to real-estate related risks that could have a material adverse effect on the value and performance of the investments. See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Risk Factors--8. Real Estate-Related Risks” below.

In evaluating investments in all categories of Credit-Enhanced Mortgage Securities, Bridge Loans, and Direct Mortgage Loans, the HIT staff may consider, among other factors: (i) the experience, past performance, credit rating, competence and managerial and marketing ability of prospective project developers; (ii) the geographic area; (iii) the location, construction quality, condition and design of the project; (iv) the projected loan-to-appraised value ratio and underlying assumptions on which such projections are based; (v) the current and projected cash flow; (vi) the potential for capital appreciation; (vii) the occupancy, supply of and demand for properties of similar type in the vicinity; (viii) the prospects for liquidity through sale, financing or refinancing of the project; and (ix) such other factors as become relevant in the course of the evaluation process. In evaluating such underwriting criteria, the HIT may retain consultants to assist HIT staff.

New Markets Tax Credits Loans (“NMTC Loans”)

The HIT may also invest up to 3% of its assets, determined at the time of purchase, in loans to certain special purpose investment funds to facilitate the utilization of New Markets Tax Credits (“NMTCs”). The NMTC Program is a federal program run by the Community Development Financial Institutions Fund of the U.S. Department of Treasury which provides tax credits to equity investors who invest in businesses operating in low-income areas, including those businesses that engage in creation of housing and other construction activities. The purpose of the NMTC program is to provide persons and/or entities in identified low-income areas access to capital by providing NMTCs that provide capital at lower a cost and on better terms than would be otherwise available in the market.

NMTC Loans made by the HIT must meet certain underwriting criteria and other requirements. NMTC Loans made by the HIT must be to special purpose investment funds (either directly or indirectly through Building America CDE, Inc., the HIT’s wholly owned Community Development Entity (“Building America” or the “CDE”)). The special purpose investment fund facilitates the utilization of NMTCs, participates with the CDE (or its designated subsidiary) in the NMTC transaction, and uses a portion of the loan for the acquisition and construction and/or rehabilitation of housing or mixed-use projects or healthcare facilities. In addition, the CDE must hold bare legal title to an investment security (the “Investment Security”) in the form of (i) an interest in mortgage-backed securities guaranteed by Ginnie Mae or (ii) certain mortgages or interests in mortgages in which the HIT is otherwise authorized to invest, and the principal amount of such Investment Security must be at least equal to the amount loaned to the investment fund. Further, the CDE (or its designated subsidiary) must be expected to hold bare legal title to the Investment Security throughout the holding period required by NMTC rules and the HIT or the CDE (or its designated subsidiary) must have the right to receive the Investment Security at the end of such holding period. Additionally, in the event of default on the mortgage comprising or securing the Investment Security, the HIT (or the CDE) shall have the right to direct the reinvestment of the proceeds from the liquidation of the Investment Security to the extent permitted by the NMTC regulations under generally the same requirements as those listed in this section.

Other Securities

The HIT may invest 20% of its assets in the following categories, taken together: (i) securities issued by the United States Treasury and futures contracts on securities issued by the United States Treasury, (ii) obligations, including corporate securities, issued or guaranteed by Fannie Mae and Freddie Mac or any of the Federal Home

Loan Banks (“FHLBs”), (iii) securities backed by Fannie Mae, Freddie Mac, or the FHLBs, as long as such securities are rated in one of the two highest rating categories at the time of acquisition by at least one nationally recognized statistical rating organization, and (iv) Commercial Mortgage Backed Securities (“CMBS”), as long as such securities are rated in the highest rating category by at least one nationally recognized statistical rating organization (collectively “Other Securities”). The HIT may invest up to 5% of its assets in U.S. Treasury futures contracts. United States Treasury and FHLB obligations, United States Treasury futures contracts and CMBS are described below and Fannie Mae and Freddie Mac obligations are described above under the captions “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Fannie Mae And Freddie Mac Securities” above..

1.	United States Treasury Obligations

The United States Treasury sells marketable bills, fixed-principal notes and bonds, inflation-indexed notes and bonds, and other similar instruments in regularly scheduled auctions. The full faith and credit of the United States guarantees the timely payment of principal and interest on Treasury securities. Marketable bills, fixed-principal notes and bonds and inflation-indexed notes and bonds are freely transferable and are traded in the capital markets. They are issued in book-entry form and may be purchased through financial intermediaries or directly from the Treasury.

2.	United States Treasury Futures Contracts

A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset at a specified price on a specified day or days in the future. U.S. Treasury futures contracts are futures contracts where the underlying asset is a security issued by the U.S. Treasury. The HIT may use U.S. Treasury futures contracts to manage the duration of the HIT portfolio. Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the HIT will usually liquidate futures contracts in this manner, the HIT may instead make or take delivery of the underlying asset whenever it appears economically advantageous for the HIT to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

As an investment company registered with the SEC, the HIT must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or SEC staff-approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of futures contracts and swaps that do not cash settle, for example, the HIT must identify on its books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not a permissible offsetting position. However, with respect to certain futures contracts and swaps that are required to cash settle, the HIT may identify liquid assets in an amount equal to the HIT’s daily marked-to-market net obligations (i.e., the HIT’s daily net liability) under the instrument, if any, rather than its full notional amount. Futures contracts, including the U.S. Treasury futures contracts in which the HIT may invest, that do not cash settle may be treated as cash settled for asset segregation purposes when the HIT has entered into a contractual arrangement with a third party futures commission merchant or other counterparty to offset the HIT’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty. The HIT reserves the right to modify its asset segregation policies in the future in its discretion, consistent with the Investment Company Act and SEC or SEC staff guidance. By identifying assets equal to only its net obligations under certain instruments, the HIT will have the ability to employ leverage to a greater extent than if the HIT were required to identify assets equal to the full notional amount of the instrument.

In October 2020, the SEC adopted a final rule related to the use of derivatives by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the HIT’s asset segregation and cover practices discussed above. Subject to certain exceptions, and after an eighteen-month transition period, the final rule requires the HIT to trade derivatives (and other transactions that create future payment or delivery obligations) subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless the HIT satisfies a “limited derivatives users” exception that is included in the final rule. These requirements may limit the ability of the HIT to use derivatives as part of its investment strategies and may increase the cost of the HIT’s investments and cost of doing business, which could adversely affect Participants.

3.	Federal Home Loan Bank Obligations

The Federal Home Loan Bank System consists of eleven regional FHLBs and the FHLBs’ Office of Finance and is supervised and regulated by the Federal Housing Finance Agency (“FHFA”). The FHFA is an independent agency in the executive branch of the United States government created on July 30, 2008 by the Housing and Economic Recovery Act of 2008, which combined the staffs of the Federal Housing Finance Board (the previous FHLB regulator) the Office of Federal Housing Enterprise Oversight and the GSE Mission Office of HUD. It has a director who is appointed by the President and confirmed by the United States Senate and a board that consists of the director, the Secretary of the Treasury, the Secretary of HUD and the Chairman of the SEC. The Office of Finance is a joint office of the FHLBs established by the Federal Housing Finance Board to facilitate the issuance and servicing of consolidated obligations of the FHLBs. The Federal Home Loan Bank system was created by Congress in 1932 to improve the availability of money to support home ownership. The FHLBs make loans, called advances, to their members and eligible nonmember mortgagees, which are secured by mortgages and other collateral pledged by the members and mortgagees. Advances generally provide funds for mortgage originations and portfolio lending and also may be used to provide funds to any member “community financial institution” for loans to small business, small farms and small agribusiness.

Since January 2, 2001, the FHLBs have issued debt securities through the Office of Finance as their agent. FHLBs debt securities include discount notes, bonds with fixed rates and fixed maturities, callable bonds, puttable bonds, variable rate bonds and global bonds. Discount notes generally have maturities ranging from 1 to 360 days and bonds generally have maturities ranging from 1 year to 10 years, but the bonds are not subject to any statutory or regulatory limits on maturity. These securities are sold through a dealer network or as direct placements. These securities are joint and several obligations of the eleven FHLBs and are backed solely by the resources of the FHLBs. As of March 31, 2021, all long-term debt securities issued by the Federal Home Loan Bank system carried “AA+” ratings from S&P and “Aaa” ratings from Moody’s. Each FHLB is required to operate in such a manner and to take whatever actions are necessary to ensure that the FHLBs’ debt securities receive and maintain the highest credit rating from any nationally recognized statistical rating organization that currently rates such securities. FHLBs debt securities are not obligations of the United States and are not guaranteed by the United States.

Each of the eleven regional FHLBs is an instrumentality of the United States organized under the authority of the Federal Home Loan Bank Act of 1932, as amended. Each is a privately capitalized, separate corporate entity and has its own management, employees and board of directors. Each FHLB is a cooperative in that only member institutions own the capital stock of the FHLB and receive dividends on their investment. Each FHLB conducts business almost exclusively with member institutions and the majority of directors of each FHLB is elected by and from its membership. Additional information about the FHLBs can be found in the FHLBs’ Combined Financial Report and on its website at www.fhlbanks.com or at www.fhfa.gov.

4.	Commercial Mortgage-Backed Securities

CMBS are generally multi-class pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial properties, including multifamily housing, office buildings, shopping centers, retail space, hotel, motel and other hospitality properties, mobile home parks, self-storage facilities and industrial and warehouse properties. The underlying mortgage loans are often balloon loans, rather than loans which amortize over their terms and the properties securing the mortgage loans which back the CMBS may also be subject to subordinate debt and/or mezzanine debt. As with the bulk of the HIT’s current housing-related investments, principal and interest payments from the underlying mortgage loans are passed through from the borrowers to the holders of the CMBS by the servicer. Typically, a CMBS transaction contains several different classes or “tranches” with varying exposure to default, prepayment and interest rate risk. A CMBS issue is often structured by “credit-tranching” (i.e., creating bonds with ratings from AAA to unrated by the use of subordination). Each CMBS tranche typically receives an interest payment with principal distributed in a sequential manner beginning with the highest rated tranche. Typically, all principal and prepayments are first allocated to the current amortizing tranche, and when that tranche is paid off, principal and prepayments flow to the next tranche in a “waterfall.” In credit-tranched CMBS issues, the loss and paydown tranches are typically reversed, and the highest rated classes are therefore the last to be affected by losses and usually the first to receive the early payment of principal.

Mortgage Securities Supported By More Than One Form of Credit Enhancement

The HIT may also invest in construction and/or permanent loans or securities or obligations backed by construction and/or permanent loans or interests in such loans, securities and obligations which are supported by any combination of two or more of the types of credit enhancement which must support Mortgage Securities in which the HIT is otherwise authorized to invest, as described above, as long as all of the principal component of such loans, or securities or obligations backed by such loans or interests therein are fully collateralized by one or more of such types of credit enhancement. The multiple forms of credit enhancement may be combined either concurrently or sequentially.

Pre-Construction Commitments

The HIT may enter into pre-construction commitments to provide permanent financing upon satisfactory completion of a specified project. Such commitments, commonly known as permanent financing or take-out commitments, are often a precondition to the ability of a developer to obtain a construction loan. The HIT may receive good-faith deposits for such permanent financing commitments, but such deposits are not expected to be a major source of HIT income. In contrast to a company hoping to earn a standby commitment fee without investment, the HIT will make permanent financing commitments with the purpose and ability to acquire the Mortgage Security.

Because complete funding of construction and permanent mortgage loans requires up to three years after making a financing commitment, the HIT estimates the amount of funds it expects to have available for investment from principal payments and prepayments on existing Mortgage Securities, dividend reinvestment and sales of additional Units to new or existing Participants. Loan commitments are made after considering reasonable projections of available funds. While the HIT’s short-term cash balances will generally be less than its outstanding financing commitments, this commitment policy reduces the amount of assets the HIT would otherwise invest in lower yielding, short-term investments. In addition to short-term liquid assets and amounts projected to be available, the HIT also identifies highly liquid government securities in an amount that is at least equal to outstanding financing commitments. If, however, a substantial amount of the funds projected to be available are not in fact received and it is not possible or not prudent to liquidate the identified securities, the HIT would either borrow funds pursuant to lines of credit previously established with commercial banks (in accordance with applicable asset coverage requirements) or sell long-term assets to raise the cash necessary to fund the financing commitments.

Forward Commitments

The HIT invests in Mortgage Securities originated under forward commitments, in which the HIT agrees to purchase an investment either in or backed by mortgage loans that have not yet closed. For Mortgage Securities backed by multifamily projects to be built, the HIT typically agrees to a fixed interest rate and purchase price for

Mortgage Securities to be delivered in the future. It is possible that Mortgage Securities for which the HIT has issued commitments may not be delivered, particularly in periods of declining interest rates.

The HIT typically seeks to reduce the likelihood of non-delivery of Mortgage Securities backed by multifamily projects and certain single family loans by including in its commitments provisions related to good faith deposits, damages for non-delivery, rights of first refusal and, in some cases, liens on the properties. These mechanisms help ensure delivery of the related Mortgage Securities, but there is no guarantee that all investments the HIT commits to purchase will actually be delivered to the HIT, or that the deposit will cover all of the lost value of any Mortgage Security not delivered as agreed upon. As with Pre-Construction Commitments, the HIT identifies highly liquid government securities in an amount that is at least equal to outstanding forward commitments. To the extent the HIT engages in forward commitment transactions, it will do so for the purpose of Mortgage Securities consistent with its investment objective and policies and not for the purpose of investment leverage.

Other Liquid Investments

The HIT may invest funds in liquid instruments until they can be placed in Mortgage Securities or other investments meeting HIT investment objectives. Such liquid investments permitted by the Declaration of Trust include: United States Treasury issues; federal agency issues; commercial bank time certificates of deposit and savings bank deposits in banks insured by the Federal Deposit Insurance Corporation (through the Bank Insurance Fund); savings and loan association deposits insured by the Federal Deposit Insurance Corporation (through the Savings Association Insurance Fund); bankers acceptances (drafts or bills of exchange accepted by a bank or trust company that guaranties payment thereof); commercial paper rated as category A-1 by S&P (or a comparable rating by another nationally recognized statistical rating agency); collateral loans and warehousing agreements (temporary assignments of mortgage notes or mortgage-backed securities) secured by mortgages on FHA-insured or VA-guaranteed single family homes or FHA-insured multifamily projects; and interests (including repurchase agreements, that is, purchase of securities accompanied by an agreement to resell the securities at a later date) in United States Government securities pledged by a bank or other borrower to secure short-term loans from the HIT.

The HIT also may invest funds temporarily in registered investment companies investing predominantly in United States Treasury issues or federal agency issues. Investments in other registered investment companies are restricted as follows:

(a)	Such securities acquired by the HIT shall not exceed 3% of the total outstanding voting stock of any investment company;

(b)	The total value of such securities acquired by the HIT in any one investment company shall not exceed 5% of the HIT’s assets; and

(c)	The total value of such securities acquired by the HIT in all investment companies shall not exceed 10% of the HIT’s assets.

Total Return Swap Agreements in Connection with Tax-Exempt Bonds

The HIT is permitted to sell its investments in tax-exempt bonds to a counterparty and simultaneously enter into a Total Return Swap contract (“TRS Contract”) under which the HIT retains the mark-to-market risk of the bonds and agrees to pay a variable interest rate in exchange for interest payments equal to the bond coupon. The HIT may only enter into such TRS Contracts with counterparties that are rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations. A TRS Contract is a contract in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of a reference asset (in this case a tax-exempt bond backed by a mortgage securing a multifamily property), which includes both the income it generates and gains or losses related to price change of the bonds. The total notional value of the tax-exempt bonds involved in such TRS Contracts that are outstanding from time to time may not exceed 10% of the value of all the HIT’s assets. The HIT will identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or SEC staff-approved or other appropriate measures, to “cover” open positions with respect to TRS Contracts. For more information regarding asset segregation practices for TRS Contracts, see “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS -- United States Treasury Futures Contracts” above.

Investment in Complementary Entities

The HIT’s Declaration of Trust permits the HIT to form and own business entities that may help it generate potential investments in which the HIT is otherwise permitted to invest, including those that facilitate or promote housing construction utilizing union labor, the construction of housing or the availability of mortgage loans for union members. The HIT currently wholly owns HIT Advisers LLC (“HIT Advisers”), a Delaware limited liability company, directly (99.9%) and indirectly through HIT Advisers Managing Member (0.1%), which is also a wholly owned subsidiary of the HIT. HIT Advisers was formed by the HIT to provide investment advisory services to external parties and has a wholly owned subsidiary, Building America, which is a community development entity that facilitates transactions that use New Markets Tax Credits.

Portfolio Turnover

The portfolio turnover rate increased from 17.6% in 2019 to 30.2% in 2020. Turnover is mainly impacted by trading for relative value and for interest rate risk management. It may also be affected by the need to invest cash received as new subscriptions, interest income and prepayments or the need to meet redemption requests.

Proxy Voting

The HIT invests exclusively in non-voting securities (except for shares in mutual funds holding short-term or overnight cash, if applicable) and has not deemed it necessary to adopt policies and procedures for the voting of portfolio securities. The HIT has reported information regarding how it voted in matters for which it was entitled to vote during the most recent twelve-month period ended June 30, 2020 in its most recent filing with the SEC on Form N-PX, which is available on the SEC’s website at http://www.sec.gov. Participants may also obtain a copy of the HIT’s report on Form N-PX, without charge, upon request, by calling the HIT collect at 202-331-8055.

Disclosure of Portfolio Holdings

The HIT endeavors to make its portfolio holdings available each month on its website approximately eight business days after month-end. The HIT may provide earlier or different disclosure with respect to the HIT’s portfolio securities, upon request, to its Participants, their advisers or consultants, and to certain consultants and third-party service providers engaged by the HIT. In accordance with HIT policies and procedures, all such disclosures made on request are subject to the requirement that such information be kept confidential and are subject to such prohibitions on trading or other misappropriation of the information as deemed appropriate by the HIT’s legal department. In addition, such disclosure of the HIT’s portfolio securities to any parties must be pre-approved by an officer of the HIT and the HIT’s legal department, and notice must be given to the HIT’s Chief Compliance Officer. This clearance process is designed to ensure that the disclosure of any information about portfolio securities is in the best interests of the Participants, and the policy has been approved by the Board of Trustees. No compensation or other consideration is received by the HIT or any other party in connection with the disclosure of information about portfolio securities. Pursuant to the HIT’s Declaration of Trust and By-Laws, the Board of Trustees has delegated authority to the officers of the HIT to manage the business of the HIT, which includes disclosure about portfolio securities.

The HIT has entered into a non-disclosure agreement with a valuation firm to provide it with certain portfolio holdings information on a daily basis for the purpose of assisting the custodian in producing an estimated daily valuation of HIT’s assets. This estimated daily valuation may be used by a HIT Participant that calculates its own NAV on a daily basis and, if so, will be disclosed on the HIT’s website at the close of each business day. (See “VALUATION OF UNITS” in this SAI for additional information.) The HIT has also entered agreements under which it provides securities holdings information to its custodian, fund accounting service provider, independent auditor, valuation consultant and valuation validation service provider. This disclosure is subject to the procedures and limitations as described above. None of these third parties is authorized to disclose holding information to any person.

Senior HIT management has determined that due to the nature of the HIT’s portfolio holdings, there is no material risk that the disclosure of such holdings would lead to front-running or other predatory trading practices (such as trading ahead) that could adversely impact the HIT’s performance. In addition, senior HIT management has determined that because the HIT values its portfolio monthly, and permits purchases and redemptions only on a monthly basis, there is no material risk that an investor could engage in market timing to the detriment of other HIT participants.

Other HIT Policies

Generally, the Mortgage Securities in which the HIT proposes to invest will ordinarily be serviced by mortgage banks or other mortgage servicing institutions, such as commercial banks, located throughout the United States. Such institutions are generally compensated for their services at rates that vary from 0.05% to 0.75% per annum, calculated monthly, on the then current outstanding principal balance in the case of permanent first mortgage loans, and at rates of 0.125% to 0.50% per annum or more of the outstanding balance in the case of construction loans.

The HIT is authorized to invest in Mortgage Securities backed by projects anywhere in the United States. The HIT will invest only in Mortgage Securities which provide yields competitive with those then generally prevailing in the market taking into consideration all factors relevant to an appropriate evaluation of risk and return and the overall objectives of the HIT. Among Mortgage Securities of comparable yield, the HIT will, if possible, invest in projects in geographic areas in which Participants or their members are located.

The HIT will seek to invest in Mortgage Securities that, all other things equal, will contribute towards building healthy, productive and diverse communities for working people. As such, the HIT will seek to focus its housing-related efforts on those assets that promote affordable and workforce housing units when available. Similarly, the HIT may favor investments in projects that seek to contribute to local economic development by generating additional employment in sectors beyond the construction industry, economic impacts to local businesses, job training opportunities for neighborhood residents, and tax revenue for local governments, for example. The HIT also seeks to promote those real estate projects that contribute to environmentally sustainability through low-carbon building practices, transit-friendly development, creative land use and effective water resource management, among other goals. Other community oriented goals that HIT may pursue include supporting minority and women owned businesses and providing critical services (such as healthcare and childcare) to low income neighborhoods.

The HIT may invest in Mortgage Securities backed by projects in which one or more Participants or one of more organizations associated with a Trustee may also have an interest. Such an interest may be related to the portion of the underlying real estate transaction in which the HIT directly participates or to a different part of the transaction. In these circumstances, a potential conflict of interest can exist. In accordance with the HIT’s policy, the Investment Committee, in consultation with the HIT’s legal and compliance groups and the HIT’s legal counsel, will review and approve any proposed investments in which a Participant or a Trustee-associated organization also holds an interest. In its review, the Investment Committee will consider any potential conflicts of interest that may arise in connection with the proposed investment and the process by which such conflicts of interest would be addressed and will approve such investments only if it determines it to be in the interest of HIT to do so.

As a portfolio management and risk mitigation strategy, the HIT may from time to time buy or sell Mortgage Securities and Other Securities (including U.S. Treasury futures contracts) in order to prevent fluctuations in the weighted average maturity of its portfolio, to manage the duration of the portfolio or to maintain a desirable level of portfolio diversification. Moreover, the HIT remains free to dispose of Mortgage Securities and Other Securities at any time to meet objectives of the HIT, generally on the basis of changed circumstances or market conditions. The short-term liquid assets in which the HIT may temporarily invest are subject to a very high turnover rate. Fees associated with the purchase, sale or redemption of such liquid assets are nominal. The HIT does not currently pay service fees on amounts that it invests in overnight cash through its custodian, however, it may be required to pay such fees in the future. In addition, it may indirectly pay Acquired Fund Fees and Expenses to the extent that the HIT sweeps its short-term liquid assets into mutual fund vehicles.

The HIT’s Mortgage Securities are directly or indirectly secured by mortgages or liens on real estate, resulting in a concentration of investments in the mortgage and mortgage finance sector of the real estate industry. For purposes of the Investment Company Act, “concentration” means a fund having more than 25% of its net assets invested in any one industry.

INVESTMENT RESTRICTIONS

The HIT has adopted the restrictions listed below as fundamental policies. Under the Investment Company Act, a fundamental policy is one which cannot be changed without the approval of the holders of a majority of the HIT’s outstanding Units.

The HIT will not:

(a)	concentrate its investments in any industry except the real estate industry as set forth above (i.e., in fixed income securities in the mortgage and mortgage finance sector of the real estate industry);

(b)	permit less than 55% of the mortgages and mortgage-backed securities acquired by the HIT or backing Mortgage Securities acquired by the HIT to be federally insured or guaranteed or issued or guaranteed by Fannie Mae or Freddie Mac with respect to the payment of principal and interest or in cash or short-term investments including United States Treasury issues, repurchase agreements, federal agency issues, mutual funds that invest in such securities, certificates of deposit and other obligations of domestic banks, commercial paper, collateral loans and warehousing agreements and instruments which are liquid but which may or may not be secured by real estate or by federal guarantees or insurance (“Short-Term Investments”);

(c)	originate or purchase any Mortgage Security secured by a project involving new construction or rehabilitation unless the buildings, structures or other improvements to be built on the real estate subject to such mortgage will be built or rehabilitated by 100% union labor;

(d)	issue senior securities, except as permitted by (i) the Investment Company Act and the rules and regulations thereunder, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief from the SEC, SEC staff, or other authority;

(e)	borrow money, except as permitted by (i) the Investment Company Act and the rules and regulations thereunder, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief from the SEC, SEC staff, or other authority, provided that not more than 50% of the HIT’s assets will be used as security for such borrowings;

(f)	sell any securities short;

(g)	write put and call options;

(h)	underwrite the securities of other issuers, except that the HIT may resell to other financing institutions all or a portion of the Mortgage Securities acquired by the HIT in transactions exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”);

(i)	purchase or sell real estate (other than real estate mortgage loans and construction loans) except for real estate acquired through the foreclosure of mortgage loans and construction loans held by the HIT;

(j)	purchase or sell commodities or commodities futures contracts;

(k)	lend any assets of the HIT except as permitted (i) the Investment Company Act and the rules and regulations thereunder, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief from the SEC, SEC staff; or other authority; or

(l)	invest more than 15% of assets in securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by HIT.

RISK FACTORS

The primary risks in investing in Units of the HIT are summarized in the Prospectus under the caption “MORE ON PRINCIPAL INVESTMENT RISKS.” The following section contains a fuller discussion of the risks associated with investing in Units of the HIT.

1.	Market Risk

The value of investments owned by the HIT may go up or down, sometimes rapidly or unpredictably. If the value of investments owned by the HIT falls, the value of a Participant’s investment in the HIT will decline. The value of investments held by the HIT may fall due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, adverse investor sentiment or other global market developments and disruptions, including those arising out of geopolitical events, health emergencies (such as pandemics and epidemics), natural disasters, terrorism and governmental or quasi-governmental actions. Periods of economic downturn may cause a significant decline in the value and liquidity of some investments and the disruption of markets. Adverse market conditions may be prolonged and may not have the same effect on all types of investments. Certain of these general risks are discussed in more detail in the more specific categories below.

2.	Fluctuating Interest Rates

The market value of the HIT’s investments and the resulting net asset value of the HIT portfolio will fluctuate with changes in market interest rates. Generally, when market interest rates rise, the net asset value of the HIT will decline and Participants who redeem Units in such circumstances will suffer the resulting loss in value of HIT assets. Conversely, in certain periods of declining interest rates, investments held by the HIT will generally increase in market value but some investments may be prepaid by the various borrowers or other obligors so that anticipated yields on such investments may not be realized. In a low or negative interest rate environment, fixed-income assets may trade at low or negative yields, which means the purchaser of the instrument will receive relatively low interest income and, in the case of negative yields, may receive at maturity less than the total amount invested. To the extent the HIT holds a fixed-income asset with a low or negative interest rate, the HIT may generate a low, and potentially negative, return on that investment

Scheduled payments of principal and any prepayments will be reinvested at prevailing interest rates, which may be less than the rate of interest for the investments on which such payments are made. In addition, to the extent the HIT purchases investments at a premium (i.e., an amount in excess of the principal amount of the asset purchased), partial prepayments of principal would reduce the yield to the HIT and, in the event of complete prepayment, the HIT would be unable to recover or recoup the premium.

In light of current market conditions, interest rates and fixed-income yields in the United States are at or near historic lows, and such rates and yields may become negative in the future. During periods of very low or negative interest rates, the HIT’s susceptibility to interest rate risk (i.e., the risks associated with changes in interest rates) may be magnified, its yield and income may be diminished and its performance may be adversely affected. Alternatively, a historically low interest rate environment could be followed by a period of significant rising rates as levels revert to norms, which could pose a heightened risk to funds such as the HIT, that hold longer-term fixed-income assets that may be more sensitive to interest rate changes.

3.	Redemption

Although registered investment companies generally must value their assets and accept redemption requests daily, the HIT is permitted to value its assets and accept redemption requests no more often than quarterly, by virtue of an exemptive order received from the SEC. See “BUYING AND SELLING UNITS IN THE HIT—Selling or Redeeming Units” in the Prospectus. The HIT has obtained an exemption from generally applicable redemption requirements on the grounds that the interests of its participants will make investment and redemption other than on a quarterly basis unnecessary and that daily valuation of the portfolio investments would be unduly burdensome. The Board of Trustees has, however, authorized investments and redemptions for the HIT on a monthly basis instead of a quarterly basis.

For the fiscal year ended December 31, 2020, total redemptions came to $731.710 million, or 11.2% of the HIT’s average net assets. Frequent redemptions could interfere with the efficient management of the HIT’s portfolio, increase portfolio transaction costs and have a negative effect on the HIT’s long-term Participants. Additionally, unusual or adverse market conditions, an unusually high volume of redemption requests or redemption requests from one or more large shareholders, among other things, could diminish the HIT’s ability to meet redemption requests without significant dilution of the remaining Participants’ interests in the HIT. This risk may be heightened for funds like the HIT, that have several Participants that hold significant shares of the units in the HIT. Pursuant to Rule 22e-4 under the Investment Company Act, the HIT may not acquire any illiquid investment if, immediately after the acquisition, the HIT would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investment is defined as any investment that the HIT reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

5.	Limited Resale Market for Certain Types of Investments

Securities that are federally insured or guaranteed or are issued or guaranteed by Fannie Mae or Freddie Mac have been very liquid historically, and an active secondary market for such investments exists. Prices for these investments are often publicly quoted. If federal assistance to Fannie Mae or Freddie Mac is ended at a time when they do not generate enough income to pay all of their obligations or if federal assistance is insufficient to satisfy all of guaranty obligations of Fannie Mae and Freddie Mac, the liquidity of the related securities would be adversely affected. There is no similar secondary market for other investments that are not federally insured or guaranteed, that are not issued or guaranteed by Fannie Mae or Freddie Mac, or that are backed by loans or securities that are not federally insured or guaranteed or not issued or guaranteed by Fannie Mae or Freddie Mac. Such investments may be difficult to sell, or illiquid, particularly during times of market turmoil. A number of factors constrain the marketability of investments that are not federally insured or guaranteed, that are not issued or guaranteed by Fannie Mae or Freddie Mac, or that are backed by loans or securities that are not federally insured or guaranteed or not issued or guaranteed by Fannie Mae or Freddie Mac. These include the fact that many of these investments are structured in a “one-off,” rather than standardized, manner because they are tailored to the specific needs of the project to be financed. Since these investments are tailored in such a fashion, published quotes do not exist and potential purchasers must be contacted individually. Administrative loan servicing requirements and costs and other factors restrict the resale market for single family mortgage loans to some extent. The large denominations of investments related to multifamily projects, intermediate care facilities, assisted living facilities and nursing homes restrict the number of buyers interested in them. In the case of any investment with a long-term maturity, the market is apt to be more limited than for investments of shorter maturity. Required liquidation of long-term investments in an unfavorable market could result in significant losses. In addition, dealers in recent years have generally reduced their market making capacity in fixed-income assets, which has the potential to lower liquidity for certain assets.

The market for construction period investments is affected by the uncertainties inherent in building construction. If an investment is sold during the construction period, the purchaser customarily will seek assurances as to the status of construction, the nature of the permanent financing commitment and other matters relating to the underlying project. These and other factors may cause delays in the event a decision is made to sell construction period investments.

6.	Defaults on Loans

Defaults on loans can occur for a variety of reasons, including those described below under the caption “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS—Risk Factors—8. Real Estate-Related Risks.” The HIT may experience certain losses in the event of default on the loans, which either comprise or directly or indirectly back the HIT’s investments. To a limited extent, this is true even for federally insured or guaranteed loans. Losses on federally insured or guaranteed loans can occur as a result of: (i) the requirement in some cases that the holder of a mortgage loan in default generally pay an assignment fee of 1% when receiving an insurance settlement; (ii) the requirement in some cases that the holder of the mortgage loan obtain title to the property, through foreclosure or otherwise, in order to obtain an insurance settlement; (iii) the fact that federal agencies can, in some cases, settle insurance obligations by payment in debentures rather than in cash; (iv) possible offsets of insurance proceeds against amounts held by the HIT or mortgage banker; (v) loss of certain interest payments upon default that are not covered by certain FHA insurance programs; (vi) costs of foreclosure and related costs; (vii) errors or omissions by the mortgage banker or fraud or material misstatements by a borrower which result in a reduction in the insurance proceeds, including in cases where the HIT has acted as an originator; (viii) loss of premiums even if principal and interest is repaid; and (ix) other reasons.

For VA-guaranteed loans not included in Ginnie Mae pools, it is possible that the amount of the loss will exceed VA’s maximum loss exposure under its guaranty. If this were to occur, the HIT would bear the portion of the loss not covered by VA’s guaranty.

The HIT may invest in certain loans or securities, which, in addition to principal and base interest insured or guaranteed by FHA, VA or Ginnie Mae, or guaranteed by Fannie Mae or Freddie Mac, include separate uninsured obligations. These investments may consist of (i) federal government-related, Fannie Mae and Freddie Mac contingent interest mortgage loans which include separate contractual provisions obligating the borrower to pay additional interest based entirely on net or gross cash flow and/or net or gross proceeds upon sale, refinancing or disposition of the project (the contingent interest) and (ii) mortgage loans that include a right to require the borrower to repay a mortgage loan prior to the regular maturity date of the insured mortgage loan. See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS—Fannie Mae and Freddie Mac Securities” above.

Contingent interest obligations in excess of principal and base interest are not secured by the mortgage loan, by any government insurance or guaranty or by any obligation or guaranty of Fannie Mae or Freddie Mac. Moreover, in the event of a default under the mortgage loan which results in a claim under the federal government’s insurance or guaranty, or against Fannie Mae or Freddie Mac’s obligation or guaranty, the right to receive the contingent interest would either be assigned to the federal government agency, Fannie Mae or Freddie Mac, as the case may be, or would terminate. In addition, the obligation of the principals of a project owner to pay contingent interest is generally not a personal obligation of such parties. There can be no assurance that any project owner or principals thereof will have sufficient financial resources to pay any contingent interest that may be due. The HIT expects that it will attempt to secure a contingent interest obligation by obtaining, where possible, a subordinate mortgage and/or a security interest in the ownership interest of the principals of the borrower or other security.

State usury laws establish restrictions, in certain circumstances, on the maximum rate of interest that may be charged and impose penalties on the making of usurious loans, including monetary penalties, forfeiture of interest and unenforceability of the debt. Although the HIT does not intend to make or invest in mortgage loans charging contingent interest rates in excess of those permitted by law, there is a risk that interest on contingent interest mortgage loans could be found to exceed legal limits as a result of uncertainties in determining the maximum legal rate of interest in certain jurisdictions, especially with respect to contingent interest. To address this risk, in circumstances where the HIT invests in contingent interest mortgage loans, the HIT intends to obtain (i) an opinion of counsel from the jurisdiction in which the mortgaged property is located stating that, in the opinion of counsel, the rate of contingent interest does not and will not exceed the maximum rate of interest allowed by law, and/or (ii) a special endorsement to the title insurance policy, in jurisdictions where obtainable, insuring the HIT against penalties that may arise from the charging of interest in excess of the maximum rate of interest allowed by law.

If the HIT obtains a subordinate mortgage or other security to secure the payment of contingent interest, there can be no assurance that such subordinate mortgage or other security will provide meaningful protection to the HIT with respect to any payments due, because rights under such subordinate mortgage or other security and to the revenues of the project will be subordinate to the rights of the first priority lien holder. However, in the majority of these cases, the HIT will be the holder or beneficiary of the first priority lien.

The HIT’s ability to collect contingent interest in excess of insured base interest will be dependent also on the economic performance of the project and will be subject to the risks inherent in investing in real estate. The economic performance of a project may be affected by a number of factors, including but not limited to, occupancy levels, defaults by tenants in the payment of rent, increases in project operating expenses and acts of God, such as earthquakes and floods.

With respect to federally insured or guaranteed mortgage loans that include a right to require the borrower to repay the indebtedness prior to the regular maturity date of a mortgage loan, the balloon repayment obligation would not be secured by the federally insured note or mortgage or by any government insurance or guaranty. It is anticipated instead that such obligation would be secured by a security interest in the ownership interests of the principals of the borrower or other security, including, where obtainable, a subordinate mortgage. Because the obligation to repay the loan prior to its stated maturity would not be included in the federally insured or guaranteed note and mortgage, the HIT would not be entitled to obtain insurance proceeds in the event of non-compliance with a demand for repayment at such earlier date. If the HIT has obtained a subordinate mortgage to secure the early repayment of the mortgage loan, the HIT would be able, subject to compliance with certain conditions, to foreclose on the mortgaged property, and obtain title (either directly or through an agent or nominee) to the underlying real property subject to the federally insured first mortgage. However, even if the HIT obtains a subordinate mortgage or other security, there can be no assurance that such subordinate mortgage or other security will provide meaningful protection to the HIT with respect to the early repayment of the loan, because the rights under such subordinate mortgage or other security and to the revenues of the project will be subordinate to the rights of the holder of the first mortgage. The HIT expects that if it is unable to enforce its right to early repayment, it would continue to hold its interests in the mortgage loan or the securities backed by such mortgage loan, the principal and interest of which mortgage loan or securities would remain federally insured or guaranteed. In such event, a loss could be incurred because the HIT would have required a higher rate for an investment in a mortgage loan or mortgage-backed security that was not accompanied by the right to demand repayment at an earlier date. The risk described in this paragraph does not apply to “balloon” loans, or securities backed thereby, that are guaranteed by Fannie Mae or Freddie Mac, because payments on such loans and securities are guaranteed at the stated maturity date.

In addition, some investments, such as Direct Mortgage Loans, in which the HIT may invest are not federally insured or guaranteed or guaranteed by Fannie Mae or Freddie Mac and some investments, such as Bridge Loans, are not secured by a mortgage. Such investments will be subject to all the risks inherent in investing in real estate. See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS—Risk Factors—8. Real Estate-Related Risks” below.

7.	Ratings

There can be no assurance that a rating of a HIT investment at the time of purchase will continue for any given period of time, or that it will not be revised downward or withdrawn entirely by the rating entity if, in the judgment of the rating agency, circumstances so warrant. A downgrade in the rating or withdrawal of the rating may signify an increase in the risk of default on the related investment and would be likely to result in a reduction in the value of the investment. Ratings are only the opinions of the issuing ratings organization and are not guarantees as to quality of or an assurance of the performance of any such investment.

8.	Diversification

The Investment Company Act provides that no registered investment company shall change its sub-classification from diversified to non-diversified without the shareholders’ authorization. Under Section 5(b) of the Investment Company Act:

●	A “diversified company” is a management company which meets the following requirements: At least 75 per centum of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five per centum of the value of the total assets of such management company and to not more than 10 per centum of the outstanding voting securities of such issuer.

●	A “non-diversified company” means any management company other than a diversified company.

The HIT will seek to remain as diversified as practicable. However, the Declaration of Trust does not specify the proportion of the HIT’s assets that may be committed to a single Mortgage Security or Mortgage Securities issued, insured or guaranteed by any firm or entity. The HIT plans to follow a policy of investing no more than 15% of its assets in any single Mortgage Security as of the time of investment. Given the foregoing definition of a diversified company, the HIT’s ability to invest up to 15% of its assets in a single Mortgage Security under this policy could result in the HIT’s portfolio shifting from non-diversified to diversified and back again, without prior investor approval. This shift would under normal circumstances be contrary to Section 13(a)(1) of the Investment Company Act, absent prior security holder approval. However, the HIT has obtained from the SEC an exemption from this requirement insofar as the exemption might be necessary for the HIT to conduct its investment practices as described above. To the extent the HIT operates as a non-diversified company, the risk of loss on its investments will be increased. To the extent the HIT invests in the assets of fewer issuers, the HIT will be more susceptible to negative events affecting those issuers. As the HIT’s assets have grown over time, this risk has diminished.

8. Real Estate-Related Risks

The HIT is required to invest primarily in Mortgage Securities that are (i) federally insured or guaranteed or are issued or guaranteed by Fannie Mae or Freddie Mac, or (ii) backed by securities, obligations or loans which are federally insured or guaranteed or are issued or guaranteed by Fannie Mae or Freddie Mac. In addition, many of the HIT’s other investments have some form of credit enhancement to protect against losses in the event of a default. However, to the extent that an investment does not have credit enhancement or that an entity providing credit enhancement for an investment fails to meet its obligations under the credit enhancement, in the event of a default under the underlying mortgage loan, the HIT would be subject to the risks that apply to real estate investments generally with respect to that investment. The same consequence would apply to an investment in a defaulting loan (or a security or interest backed by such loan) that is not secured by a mortgage, such as a Bridge Loan. The real estate market and the equity and debt capital markets can experience economic difficulties during some business cycles, which may increase these risks. Some of these risks are described below.

(a)	Construction Risks. The construction period is an extremely risky phase of any project development for a variety of reasons. For example, it is sometimes difficult accurately to estimate prior to the commencement of construction the total costs of construction and related carrying costs that will be required in order to complete a project and to pay operating expenses, leasing costs and debt service until the project reaches sustaining occupancy. In addition, the construction period may be subject to unforeseeable delays and difficulties that may adversely affect the project and the related construction loan.

The total development costs of a project and its scheduled completion date are subject to change as construction and operation of a project progresses. During all stages of development and construction, a developer is subject to extensive environmental, building, land use, zoning and other statutes and regulations administered by various federal, state, county and local authorities. Such statutory and regulatory requirements (and any changes in such requirements during construction) may result in increased costs, delays in construction and/or an inability to complete a project on schedule and in accordance with development plans. For example, changes in environmental or other laws may impose or increase restrictions on the use or operation of a project, may increase certain expenses of a project or may necessitate potentially expensive changes in the physical configuration of the property. Changes in federal tax laws may make investment in real estate less attractive economically and thereby adversely affect real estate values.

Other factors that may result in increased costs, delays in construction and/or an inability to complete a project on schedule and in accordance with development plans include, without limitation, cost increases or shortages in, or the unavailability when needed of, materials, labor and/or services; construction or labor disputes; delays in construction caused by adverse weather, casualty and other factors; poor management; delays, unanticipated costs and difficulties in obtaining lease-up of a project; health emergencies (such as pandemics and epidemics) and other unforeseen occurrences. Such cost overruns and delays may adversely affect the developer’s ability to complete the construction of a project, as well as the economic viability of a project. This risk is particularly relevant with regard to investments, such as Bridge Loans, which assume repayment using tax credit and other proceeds that may become available only with the completion of construction milestones.

Although the project and the sponsor will be carefully reviewed and underwritten, there is no assurance that a borrower will have the resources available to fund the total construction and marketing costs of a project or will be able to secure secondary or alternative financing of cost overruns or unanticipated costs. In the event that construction loan proceeds and other funds available to a borrower are insufficient to pay all such costs, the project may not reach completion, satisfy any requirements for permanent financing and/or reach sustaining occupancy, in which event the borrower is unlikely to be able to repay the loan. Any failure to complete the construction or lease-up of a project on schedule and in accordance with development plans may result in loss of rental income, loss of permanent financing (if the HIT is providing only construction financing) or other financial assistance for the project.

Market conditions also may change between the time at which a commitment is issued or the construction loan is made and the completion of a project, rendering the project economically unfeasible or anticipated rents unattainable. In the event that any of the foregoing or other difficulties occur during the construction period, a borrower may not repay all amounts advanced under or with respect to a construction loan on a timely basis.

(b)	Risks Affecting the Operation of Projects and Repayment of Loans. A borrower’s ability to make required payments on any loan after the completion of construction of a project will be affected by a variety of factors. These include, but are not limited to, the achievement and maintenance of a sufficient level of occupancy; sound management of the project; timely receipt of rental income; increases in operating expenses (including taxes, utility rates and maintenance costs) and the costs of required repairs resulting from reasonable wear and tear and casualties; and changes in applicable laws and governmental regulations. In addition, the continued feasibility of a project may depend in part upon general and local economic factors, the supply and demand for rental housing in the area in which the project is located, competition from other rental housing projects, high unemployment rates, rent controls and profit controls. There are no assurances that a project owner will be able to achieve and maintain sufficient rental income in order to pay all operating expenses and maintenance and repair costs of a project and the debt service on the related loan on a timely basis. In the event that a project owner is unable to pay all such costs, expenses and debt service, a default on the related loan is likely to occur.

(c)	Environmental and Litigation Risks. Certain states impose a statutory lien for associated costs on property that is the subject of a cleanup action by the state on account of hazardous wastes or hazardous substances released or disposed of on the property. Such a lien generally will have priority over all subsequent liens on the property and, in certain states, will have priority over prior recorded liens, including the lien of a mortgage. In addition, under federal environmental law and possibly under state law in a number of states, a secured party which takes a deed in lieu of foreclosure or acquires a mortgaged property at a foreclosure sale, may be liable for the costs of cleaning up a contaminated site. Such costs could be substantial. The imposition of such costs on a project owner may adversely affect such owner’s ability to pay the debt service on a mortgage or other loan. It is unclear whether such costs would be imposed on a secured lender such as the HIT or any secured lender acting on behalf of the HIT in the event that the secured lender did not actually acquire title to the project. In the event that title to a project securing a mortgage loan was acquired by the HIT or any lender acting on behalf of the HIT and cleanup costs were incurred in respect of the project (or such cleanup costs were imposed upon the HIT as a secured lender or any secured lender acting on behalf of the HIT even if the HIT or such other lender did not acquire title to the project), the HIT could realize a loss.

Any project owner may be vulnerable to potential litigation arising from public or private disputes about the conduct of its business or the operation of its project. A project owner may become involved in disputes or litigation, during construction or in the course of continuing operations, as to violations of federal, state or local laws, property tax valuations and assessments, rent or profit controls, the terms of lease agreements with tenants or any other contract or agreement as to which it is a party or will become a party in the course of its business operations. Litigation arising from such disputes could be resolved adversely to the project owner and the existence of such a dispute or an unfavorable resolution of such a dispute could adversely affect the ability of a project owner to pay the debt service on its mortgage loan and, in any event, may slow down the construction and operation of the building.

(d)	Foreclosure Risks. In those limited instances in which the HIT invests directly in mortgage loans rather than in Mortgage Securities backed by mortgage loans, it is anticipated that the mortgage loan will be secured by a deed of trust or mortgage, depending upon the prevailing practice in the state in which the subject property is located. Foreclosure of a deed of trust may be accomplished in certain jurisdictions by a non-judicial trustee’s sale under a specific provision in the deed of trust that authorizes the trustee to sell the property upon any default by the borrower under the terms of the note or deed of trust. Foreclosure of a mortgage generally is accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary party defendants. The borrower may seek bankruptcy protection in an attempt to delay or avert a foreclosure and/or assert other defenses to the proceedings. Any bankruptcy filing will, and the assertion of other defenses may, significantly delay the proceedings and increase the expenses incurred by the lender in prosecuting the proceedings, and could result in a reduction of the secured debt in the event of a “cramdown” by a bankruptcy court. Depending upon market conditions, the net proceeds of the sale of the property after foreclosure, fix-up and selling expenses may be less than the HIT’s investment.

In some states, after foreclosure and sale, the borrower and foreclosed junior lienholders are given a statutory period in which to redeem the property from the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. Consequently, the practical effect of the redemption right is often to force the lender to retain the property and pay the expenses of ownership until the redemption period has run.

(e)	Operational Risks. In those instances in which the HIT invests directly in mortgage loans or in a Bridge Loan secured by the ownership interest of the owner developer, the HIT may be compelled to participate in the completion of construction or in the operation of a project, if there is a default on the loan. In such circumstances, the recovery of amounts owed to the HIT may be partially dependent on the HIT’s, or its agent’s, ability to successfully navigate operational matters connected with the project, including the difficulties that caused or have arisen from the default.

9. Defaults on Credit-Enhanced Bridge Loans

The HIT is subject to the risk that tax credit investors may not make required payments on their obligations to the development owner as scheduled and, as explained above, also to certain real estate risks relating to the underlying development. Tax credit investors may not make the payments for reasons relating to the performance of the development, i.e., because the agreed upon circumstances under which the payments would become due do not occur, in which event, the HIT may not have any remedy. In addition, however, the tax credit investors may not make the payments as a result of changes in the financial capacity of the tax credit investors themselves. This may be more likely during periods of economic downturn. In the event that the tax credit investors do not make required payments, the HIT may be required to enforce the obligations of the tax credit investors under their notes or other payment agreements with the development owner. Enforcement actions may include foreclosing upon or otherwise acquiring the defaulting investors’ ownership interests. As the owner of such interests in the development owner, the HIT would be subject to the real estate risks that any development owner would face. Certain of these risks are described above under the caption “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS—Risk Factors—8. Real Estate-Related Risks”.

10. Risks of CMBS

In general, the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, since payments and the timing of payments made in respect of the CMBS depend on payments received on and other recoveries with respect to the underlying mortgage loans. These risks reflect, among other things, the effects of local and other economic conditions on real estate markets, the ability of tenants to make rent payments, and the ability of a property to attract and retain tenants. Economic difficulties in the real estate market and capital markets may increase these risks. See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISK--Risk Factors--8. Real Estate-Related Risks” above. Certain types of commercial properties may also be subject to other risks in addition to those described in that section. CMBS are not insured or guaranteed by any government agency or instrumentality, by any private mortgage insurer or by any other firm or entity.

11. Risks of U.S. Treasury Futures Contracts

A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset at a specified price on a specified day or days in the future. U.S. Treasury futures contracts are futures contracts where the underlying asset is a security issued by the U.S. Treasury. The use of futures contracts is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. There is no guarantee that the use of U.S. Treasury futures contracts to manage the duration of the HIT’s portfolio will be successful. U.S. Treasury futures contracts are subject to risks that include, among others, unanticipated changes in interest rates and margin requirements, which include the risk that the HIT will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The HIT bears the risk that it will not accurately forecast future interest rates in entering into futures contracts. Futures contracts may also effectively add leverage to the HIT’s portfolio because, in addition to its total net assets, the HIT would be subject to investment exposure on the notional amount of the futures contracts. A futures contract will not be considered to constitute the issuance of a “senior security,” and will not be subject to the 300% percent asset coverage requirement otherwise applicable to borrowings by the HIT, if the HIT covers the transaction in accordance with SEC requirements.

12. Risks of Total Return Swap Contracts

TRS Contracts are highly specialized instruments that require investment techniques and risk analyses different from those associated with traditional investments. The use of TRS Contracts requires an understanding not only of the referenced asset and reference rate, but also of the contract itself, without the benefit of observing the performance of the contract under all possible market conditions. As a result, TRS Contracts may involve risks that are different from and may be greater than those of the underlying tax-exempt bonds, the other assets held by the HIT, or the HIT’s market index. The risks of TRS Contracts may be higher during periods of economic and financial volatility. Some of these risks are described below:

a)	Counterparty Risk. TRS Contracts are subject to the possibility that the counterparty may fail to make payments to the HIT or to otherwise fulfill its contractual obligations and that collateral proffered in the event of such default may be inadequate to make the HIT whole.

b)	Market and Convergence Risk. The HIT bears the risk that it will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in entering into TRS Contracts. In particular, the relationship between tax-exempt rates and taxable rates could move in a direction different from that expected by the HIT. Market forces could, among other things, cause the rate determining payments due to the HIT to decrease relative to the rate determining payments owed by the HIT. In addition, the HIT may lose money to the extent transaction costs associated with the TRS Contracts exceed the benefits obtained by entering into them.

c)	Liquidity Risk. TRS Contracts may also be subject to liquidity risk, which exists when a particular contract is difficult to purchase or sell or when it is not possible to enter into a TRS Contract or terminate a TRS Contract at an advantageous time or price. In addition, certain TRS Contracts may be classified as subject to the HIT’s limitation on investments in illiquid securities.

d)	Leverage Risk. TRS Contracts may effectively add leverage to the HIT’s portfolio because, in addition to its total net assets, the HIT would be subject to investment exposure on the notional amount of the swap. Leverage risk may impact the HIT to the extent that losses taken on both a TRS Contract and the investments made with proceeds from the associated sale of the tax-exempt bonds could compound one another. A TRS Contract will not be considered to constitute the issuance of a “senior security,” and will not be subject to the 300% percent asset coverage requirement otherwise applicable to borrowings by the HIT, if the HIT covers the transaction in accordance with SEC requirements.

e)	Payment Date and Valuation Risk. The HIT could bear temporary payment date risk related to TRS Contracts requiring payment streams on a schedule that fails to match up. The HIT may bear some additional risk of loss on TRS Contracts that require subjective valuations of gains or losses of the underlying bonds for purposes of calculating termination payments.

f)	Regulatory Change Risk: The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the clearing and exchange-trading of certain standardized swap contracts such as the TRS Contracts. The Commodity Futures Trading Commission (“CFTC”) has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to certain margin requirements that mandate the posting and collection of minimum margin amounts on certain uncleared swaps transactions, which may result in the HIT and its counterparties posting higher margin amounts in order to trade than would otherwise be the case. The Dodd-Frank Act and the rules to be promulgated thereunder may negatively impact the HIT’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on the HIT or its counterparties may impact that the HIT’s ability to invest in TRS Contracts in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to the HIT, including margin requirements, changes to the CFTC speculative position limits regime, and mandatory clearing and exchange-trading, may increase the cost of the HIT’s investments and cost of doing business, which could adversely affect investors.

13. Risks of Forward Commitments

As explained above, the HIT may invest in Mortgage Securities originated under forward commitments, in which the HIT agrees to purchase an investment, typically either in or backed by mortgage loans that have not yet closed. In periods of declining interest rates or as a consequence of other market factors, Mortgage Securities for which the HIT has issued commitments may not be delivered to the HIT. In general, the risks of investing in forward commitments reflect the risks of investing in other Mortgage Securities. However, the HIT typically seeks to reduce the likelihood of non-delivery for Mortgage Securities backed by multifamily projects and certain single family loans by including mandatory-delivery clauses in its commitments, which in some cases are secured by a lien on the property. In addition, the HIT usually requires a good faith deposit, payable when commitments for Mortgage Securities related to multifamily projects are issued. The HIT retains the deposit if any such investment is not delivered to the HIT. These mechanisms help assure delivery of the related Mortgage Securities, but there is no guarantee that all investments the HIT commits to purchase will actually be delivered to the HIT, or that the deposit will cover all of the lost value of any Mortgage Security not delivered as required. Finally, forward commitments may add leverage risk to the HIT’s portfolio because the HIT would be subject to potential compound losses on any asset which it is committed to purchase and on the assets that it holds pending that purchase.

14. Risks Related to Fannie Mae and Freddie Mac Investments

As of December 31, 2020, approximately 50.06% of the HIT’s assets were issued or guaranteed by Fannie Mae or Freddie Mac. In September 2008, the U.S. government took Fannie Mae and Freddie Mac into conservatorship. As conservator, the FHFA has the authority to transfer any of Fannie Mae’s or Freddie Mac’s assets or liabilities, including their guaranties, without the approval of any other party, including any holder of Mortgage Securities guaranteed by Fannie Mae or Freddie Mac. To date, the FHFA has not publicly announced any intention to transfer any of Fannie Mae’s or Freddie Mac’s guaranties to another party. Under existing legislation, the FHFA must place Fannie Mae or Freddie Mac into receivership if the FHFA’s director determines that either entity’s assets are, and for a period of 60 days have been, less than its obligations or that either entity is unable to pay its debts and has been unable to do so for a period of 60 days. In connection with the conservatorship, the U.S. Treasury entered into a senior preferred stock purchase agreement (“SPA”) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury agreed to purchase up to 1,000,000 shares of senior preferred stock with an aggregate initial liquidation preference of $1 billion and obtained warrants and options to for the purchase of common stock of each of Fannie Mae and Freddie Mac. Under the SPAs as currently amended, the U.S. Treasury has pledged to provide financial support to a government-sponsored enterprise (GSE) in any quarter in which the GSE has a net worth deficit as defined in the respective SPA. As of September 30, 2019, the amount of funding available to Fannie Mae under the SPA was $113.9 billion, and the amount available to Freddie Mac was $140.2 billion, and will be reduced by further draws.   Both Fannie Mae and Freddie Mac are currently required to pay the U.S. Treasury quarterly an amount by which their capital reserves exceed $25 billion and $20 billion, respectively. The SPAs effectively permitted Fannie Mae and Freddie Mac to cease their dividend payments to the U.S. Treasury until they reached the respective capital reserve limits. On January 14, 2021, the U.S. Treasury and FHFA announced amendments to the SPAs that allow Fannie Mae and Freddie Mac to continue to retain earnings until they have reached the requirements set by FHFA’s new capital rule issued in late 2020. Under that rule, Fannie Mae and Freddie Mac would have been required to hold $283 billion in unadjusted total capital as of June 30, 2020, based on assets at the time.

Fannie Mae and Freddie Mac continue to operate as going concerns while in conservatorship and each remain liable for all its obligations, including its guaranty obligations associated with its mortgage-backed securities. The SPAs are intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of the FHFA determines that the FHFA’s plan to restore each enterprise to a safe and solvent condition has been completed. The FHFA recently announced plans to consider taking Freddie Mae and Freddie Mac out of conservatorship. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear whether the U.S. Treasury would consider enforcing its rights or perform its obligations under the SPAs. It is also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed upon the termination of the conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities which could cause the HIT’s investments to lose value.

As of December 31, 2020, approximately 14.27% of the HIT’s Mortgage Securities guaranteed by Fannie Mae or Freddie Mac were backed by single family loans. Fannie Mae and Freddie Mac are currently operating certain mortgage refinance, modification and loss mitigation programs with funds from federally sponsored programs for distressed single family borrowers. Fannie Mae and Freddie Mac may provide financial incentives to loan servicers and borrowers who participate in certain of these programs. These programs may result in higher than expected rates of repurchase of the loans backing these Mortgage Securities by the mortgage originators or servicers, which would have the same effect as if the mortgage loans had been prepaid more quickly than anticipated. However, certain other existing market conditions could reduce the likelihood of prepayment on Mortgage Securities backed by single family loans.

15.	Risks Related to Investments in Special Purpose Investment Funds to Facilitate the Utilization of New Markets Tax Credits

The HIT is permitted to invest, either directly or through Building America, its indirectly wholly owned CDE, in loans to special purpose investment funds to facilitate the utilization of the federal NMTCs, subject to the requirements set forth in the HIT’s Declaration of Trust. However, because of the requirements of the NMTC program the underlying investment securities would be held by Building America (or its designated subsidiary) and not by the HIT during the NMTC holding period. The HIT would hold contractual, secured interests and/or other rights in the underlying investment security, including indirect ownership rights through its ownership of Building America, but exercising these rights involves additional risk of loss that the HIT would not bear if it directly owned the security. In addition, investments in NMTC structures will typically remain illiquid, and may be subject to liquidity risk, during the NMTC holding period. Finally, there is a risk that the HIT may not be able to fully control all aspects of the choice of any required replacement investment in the event underlying transactions in NMTC-related investments liquidate during the holding period.

16.  Valuation Risk

The HIT may invest in assets that have no readily available price quotations. These securities are valued using a fair value methodology under consistently applied procedures approved by the Board of Trustees. For more information on valuation of HIT units, please see “VALUATION OF UNITS” below. The sales price the HIT could receive for any particular portfolio investment may differ from the HIT’s valuation of the investment, particularly for assets that are valued using a fair value methodology. Investors who purchase or redeem Units may receive fewer shares or lower redemption proceeds than they would have received if the HIT had used an alternative valuation methodology.

17.  Risk Related to Internal Management

The HIT is internally managed and as such does not employ the services of an investment adviser, administrator, underwriter, or distributor, among other separate fund service providers (together “Service Entities”).  Typically, Service Entities may be held liable to a fund for certain losses or expenses, such as those arising from an act of negligence or malfeasance; an allegation of such act leading to litigation; or an operational error, such as a valuation or trading error.  To the extent the HIT suffers such a loss or incurs such an expense due to the action of its internal management, which is not reimbursed by insurance proceeds, such losses or expenses would be paid out of fund assets rather than out of the assets of the Service Entity.

18.  Risks of Failure of Technology and Related Systems and Cybersecurity Breaches

HIT and its significant service providers, including but not limited to the transfer agent and the custodian as well as their underlying service providers (collectively, the “Service Providers”), are heavily dependent on proprietary and third-party technology and infrastructure and on related operational and information systems, networks and functions (collectively, “Systems”) to perform necessary business activities. The Systems may be vulnerable to significant damage and disruption arising from Systems failures or cybersecurity breaches. In addition, the HIT and its service providers may be even more reliant on such systems in times of emergencies or other significant disruptions affecting business operations when personnel carry out their duties remotely for extended periods. Systems failures include malfunctions, failures, user error and misconduct arising from employees and agents, natural disasters, pandemics, epidemics or other events (whether foreseeable or unforeseeable). Cybersecurity breaches include intentional (e.g., cyber-attacks or hacking) and unintentional events or activity (e.g., user error). Systems failures and cybersecurity breaches may result in (i) proprietary or confidential information or data being stolen, released, corrupted or rendered unavailable, (ii) loss of operational capacity, including from denial-of-service attacks (i.e., efforts to make network services unavailable to intended users), and (iii) the misappropriation of HIT assets or sensitive information, among other consequences. Any such events could negatively impact HIT’s Systems and may have significant adverse impacts on HIT and its Participants.

Systems failures and cybersecurity breaches may also interfere with or negatively impact the processing of HIT Participant transactions, pricing of HIT investments, calculating the HIT’s NAVs, and trading, while causing or subjecting HIT to reputational damage, violations of law, legal claims, regulatory fines, penalties, financial losses, reimbursement expenses or other compensation costs and remediation costs, as well as additional compliance, legal, and operational costs. System failures and cybersecurity breaches may necessitate significant investment to repair or replace impacted Systems. Such events could negatively affect the HIT and its performance. Even if HIT is able to protect its Systems from failures or cybersecurity breaches, HIT may incur significant expenses in connection with its responses to any such events as well as from the need to adopt, implement and maintain appropriate security measures. HIT cannot be certain that evolving threats from cyber criminals and other cyber threat actors, exploitation of new vulnerabilities in its Systems, or other developments will not compromise or breach the technology or other security measures protecting its Systems.

To date, HIT has not experienced any material Systems failures or cybersecurity breaches; however, there is no guarantee that any failures or breaches will not occur in the future.

Although HIT and its Service Providers have established business continuity/disaster recovery plans and systems (“Continuity and Recovery Plans”) designed to prevent or mitigate the effects of Systems failures and cybersecurity breaches, there are inherent limitations in Continuity and Recovery Plans. These limitations include the possibility that certain risks have not been identified or that Continuity and Recovery Plans might not – despite testing and monitoring – operate as designed, be sufficient to stop or mitigate losses or otherwise fail to achieve their objective. HIT and its participants could be negatively impacted as a result. In addition, HIT cannot control the Continuity and Recovery Plans of its Service Providers. As a result, there can be no assurance that Continuity and Recovery Plans will be sufficient to limit any losses relating to Systems failures or cybersecurity breaches affecting HIT in the future. In addition to those losses, HIT may incur substantial costs for Systems failure risk management and cybersecurity risk management in order to attempt to prevent any such events or incidents in the future.

Insurance and other traditional risk-shifting tools may be held by or available to HIT in order to manage or mitigate the risks associated with Systems failures and cybersecurity breaches, but they are subject to terms such as deductibles, coinsurance, limits and policy exclusions, as well as risk of counterparty denial of coverage, default or insolvency. In addition, contractual remedies may not be available with respect to Service Providers or may prove inadequate if available (e.g., because of limits on the liability of the Service Providers) to protect the Fund against all losses. It is not possible to predict with certainty how such losses would be allocated among the HIT or its Service Providers.

19.  Risks Associated with Securities Referencing USD LIBOR

The HIT’s investments, payment obligations and financing terms may be based on floating rates, such as the London Interbank Offered Rate (“LIBOR”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. However, subsequent announcements by the FCA and other regulators indicate that it is possible that certain LIBORS, including U.S. dollar LIBOR (“USD LIBOR”), may continue beyond 2021 and the most widely used LIBORS may continue until mid-2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Accordingly, the potential effect of a transition away from LIBOR on the HIT or the debt securities or other instruments based on LIBOR in which the HIT invests cannot yet be determined.

In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced a replacement for LIBOR, the Secured Overnight Funding Rate (“SOFR”). The Federal Reserve Bank of New York began publishing SOFR in April 2018, which is a broad measure of the cost of overnight borrowing of cash collateralized by U.S. Treasury securities. SOFR is intended to serve as a reference rate for U.S. dollar-based debt and derivatives and ultimately reduce the markets’ dependence on LIBOR.

Transition risk could arise as the terms of many structured finance investments, including mortgage-backed securities (“MBS”), and other instruments, are tied to the USD LIBOR. It is possible that the transition to a new reference rate may cause increased volatility and illiquidity in the markets for instruments with terms tied to USD LIBOR or other adverse consequences for these instruments. In addition, a liquid market for newly-issued securities that use a reference rate other than USD LIBOR are still developing. As such, there may also be temporary challenges for those types of newly-issued securities potentially experiencing more price volatility until their markets further evolve and become liquid and commonplace.

MANAGEMENT OF THE HIT

The HIT is a common law trust organized under the laws of the District of Columbia pursuant to its Declaration of Trust. Under the terms of the Declaration of Trust, the Board of Trustees of the HIT is responsible for overseeing the management and policies of the HIT. The Board of Trustees currently maintains four committees: the Executive Committee, the Audit Committee, the Nominating Committee and the Committee of the Whole. The Chief Executive Officer, assisted by the other officers of the HIT, is responsible for the HIT’s day-to-day administration.

Up to 12 of the Trustees may be officers or employees of the AFL-CIO or its member unions (“Union Trustees”); up to 12 Trustees may be either (i) officers or management employees of organizations which contribute to an Eligible Pension Plan or officers or management employees of an Eligible Pension Plan, or (ii) officers, directors or trustees of housing, finance or real estate development organizations or current or former federal, state or local government officials (collectively, “Management Trustees”). One Trustee, the Chairman (also referred to as the “Chair”), must be an individual who is not an officer, trustee or employee of any organization that participates in the HIT. One Trustee, who may be either a Union Trustee or a Management Trustee, serves as the Vice Chairman. As of the date of this SAI, the Board of Trustees consists of the Chairman, nine Union Trustees and eight Management Trustees. The number of Management Trustees may not exceed the number of Union Trustees, unless a Union Trustee dies or resigns before the expiration of his or her term. All of the members of the Board of Trustees, including the Chairman, are not interested persons as defined in Section 2(a)(19) of the Investment Company Act (“Interested Person”).

Between meetings of the full Board of Trustees, the Executive Committee of the Board of Trustees acts for the Board in overseeing HIT affairs. The Executive Committee is currently composed of Chair Christopher Coleman, Management Trustee Tony Stanley, Management Trustee Jack F. Quinn, Jr., Union Trustee Richard Trumka, Union Trustee Liz Shuler, and Union Trustee Kenneth E. Rigmaiden. The Executive Committee has all the authority of the Board of Trustees when the Board is not in session.

The Audit Committee monitors the accounting practices and performance of the HIT’s management and independent registered public accounting firm. The Audit Committee is composed of Union Trustee Liz Shuler, Management Trustee Jack Quinn, Management Trustee Tony Stanley and Management Trustee Harry W. Thompson (Committee Chair and designated Audit Committee Financial Expert). The Audit Committee operates under a written charter adopted by the Board of Trustees. Pursuant to its charter, the Audit Committee must meet annually with the independent registered public accounting firm to review the audit, if necessary, outside the presence of HIT management.

The Nominating Committee is currently composed of Union Trustee Liz Shuler (Committee Chair), Union Trustee Sean McGarvey, and Management Trustee Bridget Gainer. The Nominating Committee recommends candidates for election to the Board of Trustees. Pursuant to Section 4 of its charter, the Nominating Committee will consider Trustee candidates recommended by Participants. The Nominating Committee has not adopted formal procedures to be followed by Participants in submitting such recommendations. However, it is the practice of the Board of Trustees, no member of which is an Interested Person, to set a record date by which Participants may submit matters for consideration by the Participants at the annual meeting, including recommendations for trustee candidates. Once received, the Nominating Committee reviews the eligibility of each candidate in accordance with the criteria set forth in the charter. The Trustees’ policy is to nominate Trustees in a manner that seeks to produce the best candidates with a diversity of qualities, experience, backgrounds, and complementary skills.

The Committee of the Whole monitors the HIT’s investment practices and policies, reviews proposed changes thereto, considers new investment practices and policies and oversees the marketing policies and strategies of the HIT. This Committee is currently composed of all of the Trustees.

No committee functions as a compensation committee as such. The Executive Committee, however, does make recommendations to the Board of Trustees concerning compensation payable to Trustees acting in their capacities as trustees and compensation payable to some executive officers.

Consistent with its overall responsibility for the management and policies of the HIT, the Board of Trustees oversees the risk management of the HIT directly and, through its committee structure and delegations to HIT management, indirectly. The Board of Trustees has adopted and periodically reviews and approves policies and procedures designed to address areas of potential concern, such as valuation, liquidity, internal controls, business continuity and portfolio management, and which regulate the daily business conduct of the HIT. The Board of Trustees requires regular reports from Trust management on matters related to risk both at its regular meetings and periodically throughout the year. The Chief Financial Officer reports regularly to the Board of Trustees and the Audit Committee on matters related to internal controls, audits and accounting. The Chief Compliance Officer reports to the Board of Trustees in person and in writing regarding the effectiveness of the HIT’s compliance program and other compliance related matters at least annually. In addition, the Board of Trustees and the Audit Committee require regular reports from independent valuation validation consultants and the HIT independent auditor and periodic reports from outside counsel and fund compliance service providers to assist their risk management efforts.

The Board of Trustees met five times in regular session and once in working session during the HIT’s fiscal year ended December 31, 2020. The Nominating Committee met four times, the Audit Committee met three times, and the Executive Committee met once during the HIT’s fiscal year ended December 31, 2020.

The Chief Executive Officer, assisted by the other officers of the HIT, is responsible for the HIT’s day-to-day administration. The Investment Management Team staff, overseen by the Portfolio Management Committee, manages the portfolio to, among other things, maintain a risk profile comparable to the benchmark index. The Investment Committee reviews and approves proposed investments in Mortgage Securities for transactions negotiated and structured by HIT Multifamily staff to ensure that they meet both the portfolio’s risk and return and the HIT’s union labor requirements. The Valuation Committee oversees and monitors the HIT’s valuation process to ensure that portfolio is properly valued consistent with Board-directed valuation policies and procedures and with legal requirements. The Portfolio Management, Investment and Valuation Committees are comprised of senior HIT staff. The Executive Committee of the Board of Trustees reviews and approves any proposed single transaction over $75 million for newly originated mortgage assets or over 2% of the HIT’s net asset value for other investments.

TRUSTEES OF THE HIT

The current Trustees of the HIT, their principal occupations and qualifications for Board service, and other information are listed below. Correspondence intended for a Trustee may be sent to the AFL-CIO Housing Investment Trust, 1227 25th Street, N.W., Suite 500, Washington, DC 20037.

Name and Age*	Position Held with the HIT	Term of Office and Length of Time Served	Principal Occupation & Business Experience During at Least Past 5 Years/ Qualification for Board Service	Other Directorships Held by Trustee**
Christopher Coleman Age 59	Chairman	Service Commenced December 2020, Term Expires 2021	President and CEO, Twin Cites Habitat for Humanity; Formerly, Mayor, City of Saint Paul, MN; President, National League of Cities; Member, St. Paul City Council; Investment Advisor, RBC Cain Rauscher. Mr. Coleman has particular knowledge and experience regarding real estate finance and construction, economic and community development and public policy.	None

Vincent Alvarez Age 52	Union Trustee	Service Commenced December 2012, Term Expires 2022

President, New York City Central Labor Council; formerly Assistant Legislative Director, New York State AFL-CIO; New York City Central Labor Council Chief of Staff. Mr. Alvarez has particular knowledge and experience regarding the labor movement and public policy.

None

* None of the Trustees of the HIT is an “interested person” as defined in the Investment Company Act. However, several of the Trustees are associated with organizations that, among other things, develop and manage affordable housing, promote the construction of affordable housing and/or facilitate employment for union members in the construction trades and related industries. From time to time, organizations with which Trustees may be associated may, directly or indirectly, be involved in a transaction in which the HIT is also a participant.

** Disclosure is related to the past 5-year period and is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act.

Name and Age*	Position Held with the HIT	Term of Office and Length of Time Served	Principal Occupation & Business Experience During at Least Past 5 Years/ Qualification for Board Service	Other Directorships Held by Trustee**
Kenneth W. Cooper Age 61	Union Trustee	Service Commenced January 2018, Term Expires 2023

International Secretary-Treasurer, International Brotherhood of Electrical Workers (“IBEW”); formerly International Vice President, Fourth District, IBEW. Mr. Cooper has particular knowledge and experience regarding the construction industry, pension funds and the labor movement.

None

Timothy J. Driscoll Age 58	Union Trustee	Service Commenced March 2020, Term Expires 2022

President, International Union of Bricklayers and Allied Craftworkers (“BAC”); Member, BAC Executive Board; Co-Chair of both Bricklayers and Trowel Trades International Pension Fund and International Health Fund; Member, Governing Board of Presidents, NABTU; formerly, Secretary-Treasurer and Executive Vice President, International Union BAC. Mr. Driscoll has particular knowledge and experience regarding pension plans, the construction industry and the labor movement.

None

Sean McGarvey Age 58	Union Trustee	Service Commenced December 2012, Term Expires 2021

President, North America’s Building Trades Unions; formerly Secretary-Treasurer, Building and Construction Trades Department, AFL-CIO. Mr. McGarvey has particular knowledge and experience regarding the construction industry, pension plans and the labor movement.

None

Terry O’Sullivan Age 65	Union Trustee	Service Commenced December 2019, Term Expires 2022	General President, LIUNA; Labor Co-Chairman of the Laborers’ Training and Education Fund; Board Chairman of the LIUNA Charitable Foundation; Member, Governing Board of Presidents of North America’s Building Trades Unions, AFL-CIO; Member of the Executive Council and Executive Committee of the AFL-CIO; Trustee, ULLICO. Mr. O’Sullivan has particular knowledge and experience regarding pension plans, the construction industry and the	None

Name and Age*	Position Held with the HIT	Term of Office and Length of Time Served	Principal Occupation & Business Experience During at Least Past 5 Years/ Qualification for Board Service	Other Directorships Held by Trustee**
labor movement.

Kenneth E. Rigmaiden Age 67	Union Trustee	Service Commenced December 2011, Term Expires 2023

General President, International Union of Painters and Allied Trades of the United States & Canada (“IUPAT”); Director, Coalition of Black Trade Unionists and Board for Partnership for Working Families; formerly Assistant to the General President, IUPAT; National Project Coordinator, IUPAT Job Corps Program; Director, United Way. Mr. Rigmaiden has particular knowledge and experience regarding the construction industry, pension funds and the labor movement.

None

Anthony Shelton Age 67	Union Trustee	Service Commenced June 2020, Term Expires 2023

International President, Bakery, Confectionery, Tobacco Workers & Grain Millers Union (“BCTGM”); formerly International Secretary-Treasurer, BCTGM. Mr. Shelton has particular knowledge and experience regarding pension funds and the labor movement.

None

Liz Shuler Age 50	Union Trustee	Service Commenced October 2009, Term Expires 2021

Secretary-Treasurer, AFL-CIO; Trustee, AFL-CIO Staff Retirement Plan; formerly Executive Assistant to the President, IBEW. Ms. Shuler has particular knowledge and experience regarding the construction industry, pension plans and the labor movement.

None

Richard L. Trumka Age 71	Union Trustee	Service Commenced December 1995, Term Expires 2023

President, AFL-CIO; Chairman, AFL-CIO Staff Retirement Plan; formerly Secretary-Treasurer, AFL-CIO. Mr. Trumka has particular knowledge and experience regarding the significant facets of the operations of the HIT, the financial industry, pension plans and the labor movement.

None

Name and Age*	Position Held with the HIT	Term of Office and Length of Time Served	Principal Occupation & Business Experience During at Least Past 5 Years/ Qualification for Board Service	Other Directorships Held by Trustee**
Kevin Filter Age 67	Management Trustee	Service Commenced December 2019, Term Expires 2022	Managing Principal, GFW Equities, Mud Duck Capital & Los Cielos; formerly International Director, JLL; Co-Founder, Principal and President, Oak Grove Capital; Co-Founder, Principal and President, Glaser Financial Group. Mr. Filter has particular knowledge regarding finance and investments, public policy, real estate and the construction industry.	None

Bridget Gainer Age 52	Management Trustee	Service Commenced January 2018, Term Expires 2023

Commissioner, Cook County Board; Vice President Global Affairs, Head of Public Affairs & Business Development & Strategy, Aon; formerly Director, Chicago Parks District. Ms. Gainer has particular knowledge and experience regarding labor relations, pension plans and public policy.

None

Jack Quinn, Jr. Age 70	Management Trustee	Service Commenced June 2005, Term Expires 2023

Senior Advisor for Public & Community Relations, Barclay Damon, formerly President, Erie Community College; formerly President, Cassidy & Associates; Member of Congress, 27th District, New York. Mr. Quinn has particular knowledge and experience regarding the significant facets of the operations of the HIT and public policy.

Kaiser Aluminum

Jamie S. Rubin Age 53	Management Trustee	Service Commenced April 2018, Term Expires 2022

CEO, Meridiam Infrastructure North America Corp.; formerly Director of State Operations, State of New York; Commissioner, New York State Homes & Community Renewal; founding Executive Director, Governor’s Office of Storm Recovery. Mr. Rubin has particular knowledge about government, economic development and public policy.

None

Deidre L. Schmidt Age 51	Management Trustee	Service Commenced January 2018, Term Expires 2023	President & CEO, CommonBond Communities; formerly Principal, One Roof Global Consulting; Lecturer, Harvard Graduate School of Design; Executive Director,	None

Name and Age*	Position Held with the HIT	Term of Office and Length of Time Served	Principal Occupation & Business Experience During at Least Past 5 Years/ Qualification for Board Service	Other Directorships Held by Trustee**
Affordable Housing Institute. Ms. Schmidt has particular knowledge and expertise regarding significant facets of real estate finance, community development and public policy.

Tony Stanley Age 87	Management Trustee	Service Commenced December 1983, Term Expires 2022

Director, TransCon Builders, Inc.; formerly Executive Vice President, TransCon Builders, Inc. Mr. Stanley has particular knowledge and experience regarding the significant facets of the operations of the HIT, finance, long-term health care and the construction industry.

None

Harry W. Thompson Age 61	Management Trustee	Service Commenced May 2019, Term Expires 2021

Consultant, Harry Thompson Associates; formerly, Chief Financial Officer, Community Preservation & Development Corporation; Chief Financial Officer, Realty Investment Company, Inc. Mr. Thompson has particular knowledge about registered investment companies, accounting and financial reporting.

None

William C. Thompson, Jr. Age 67	Management Trustee	Service Commenced January 2018, Term Expires 2023

Senior Managing Director, Chief Administrative Officer, Siebert Cisneros Shank & Co., LLC; formerly Comptroller, City of New York. Mr. Thompson has particular knowledge and experience regarding the significant facets of community development, finance, pension plans and public policy.

None

Union Trustees Cooper, Rigmaiden, Shelton and Trumka and Management Trustees Gainer, Quinn, Schmidt and W. Thompson are “Class I” Trustees, whose terms expire at the 2023 Annual Meeting of Participants. Union Trustees McGarvey and Shuler and Management Trustee H. Thompson are “Class II” Trustees whose terms expire at the 2021 Annual Meeting of Participants. Union Trustees Alvarez, Driscoll and O’Sullivan, and Management Trustees Filter, Stanley and Rubin are “Class III” Trustees whose term expires at the 2022 Annual Meeting of Participants. Chair Coleman is a non-classified trustee with a one-year term expiring at the 2021 Annual Meeting of Participants.

EXECUTIVE OFFICERS

The Executive Officers of the HIT are all located at 1227 25th Street, N.W., Suite 500, Washington, D.C. 20037, with the exception of Theodore S. Chandler who is located at 155 North Lake Avenue, Suite 800, Pasadena, CA 91101. With the exception of the CEO, who serves under the terms of an employment contract, the Executive

Officers of the HIT are elected annually by the Board of Trustees to terms of approximately 12 months generally running concurrently with the fiscal year or until their respective successors are appointed and qualify. The executive officers of the HIT are as follows:

Name & Age	Current Position with the HIT	Length of Time Served with the HIT	Previous Principal Occupations over at Least Past 5 Years
Chang Suh Age 50	Chief Executive Officer since 2018 and Chief Investment Officer since 2021	Service Commenced April 1998	Formerly Co-Chief Portfolio Manager, Senior Executive Vice President and Chief Portfolio Manager, AFL-CIO Housing Investment Trust.

John Hanley Age 54	Senior Managing Director – Multifamily Origination since 2019	Service Commenced July 2019, Previous Service 1992-2001 & 2003-2006	Formerly Director-Investments, National Real Estate Advisors; Executive Vice-President-Investments and Portfolio Management, AFL-CIO Housing Investment Trust.

Lesyllee White Age 58	Chief Marketing Officer since 2019	Service Commenced November 1999	Formerly Executive Vice President and Managing Director of Defined Benefit Marketing, AFL-CIO Housing Investment Trust

Erica Khatchadourian Age 53	Chief Financial Officer since 2001	Service Commenced April 1993	Formerly Controller, Chief of Staff and Director of Operations, AFL-CIO Housing Investment Trust.

Michael Cook Age 41	Chief Portfolio Manager since 2021	Service Commenced February 2003	Formerly Co-Chief Portfolio Manager, Senior Portfolio Manager, Assistant Portfolio Manger, AFL-CIO Housing Investment Trust

Nicholas C. Milano Age 54	General Counsel since 2013	Service Commenced August 2013, Previous Service 2003-2007	Formerly Of Counsel, Perkins Coie LLP; Deputy General Counsel and Chief Compliance Officer, Legg Mason Capital Management; Deputy General Counsel and Chief Compliance Officer, AFL-CIO Housing Investment Trust; Senior Counsel, Division of Investment Management, Securities and Exchange Commission.

Harpreet Peleg Age 47	Senior Managing Director – Finance since 2021	Service Commenced March 2005	Chief Executive Officer, Building America CDE, Inc.; formerly Controller, AFL-CIO Housing Investment Trust, Chief Financial Officer, AFL-CIO Investment Trust Corporation.

Name & Age	Current Position with the HIT	Length of Time Served with the HIT	Previous Principal Occupations over at Least Past 5 Years
Theodore S. Chandler Age 61	Senior Managing Director – Strategic Initiatives since 2021	Service Commenced June 2009	Formerly Managing Director / Regional Operations, Chief Operating Officer, AFL-CIO Housing Investment Trust; Vice President, Fannie Mae; Deputy Executive Director, Massachusetts Industrial Finance Agency.

Information is accurate as of the date of this SAI.

2020 Compensation Table

The following table sets forth the aggregate compensation from the HIT to each of the three highest paid officers of the HIT and to all Trustees of the HIT for the 2020 fiscal year. The HIT is a single, self-managed fund, and its staff as of December 31, 2020 included 36 employees. Therefore, in addition to those individuals identified in the table below, the HIT had 32 other employees who earned aggregate compensation exceeding $60,000 during the 2020 fiscal year.

Name of Person, Position	Aggregate Compensation From HIT	Pension or Retirement Benefits Accrued in HIT Expenses	Estimated Annual Benefits Upon Retirement[1]	Total Compensation Paid to Trustees

Chang Suh[2] Chief Executive Officer and Chief Investment Officer	$677,017	$74,600	$170,363	Not applicable

Theodore S. Chandler[3] Senior Managing Director- Strategic Initiatives	476,545	74,600	86,651	Not applicable

Erica Khatchadourian[4] Chief Financial Officer	456,750	74,600	190,925	Not applicable

1 The estimated annual benefits payable upon retirement at normal retirement age to the executive officers of the HIT are determined primarily by a formula based on final average salary and years of service and assume that the officers retire at ages that are consistent with IRS requirements. See “RETIREMENT PLANS” below.

2 Aggregate HIT compensation includes $19,500 of deferred compensation in 2020 under the 401 (k) Plan, and excludes amounts contributed to the Retirement Plan on Mr. Suh’s behalf. Pension or Retirement Benefits as Part of HIT Expenses includes $6,200 of matching funds paid by the HIT into the 401(k) Plan and $68,400 contributed to the Retirement Plan in 2020 on Mr. Suh’s behalf. The total amount deferred by Mr. Suh as of December 31, 2020 under the 401(k) Plan, including interest and HIT matching, is $1,627,244. No amounts were paid or distributed from the 401(k) Plan for Mr. Suh in 2020.

3 Aggregate HIT Compensation includes $26,000 of deferred compensation in 2020 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Mr. Chandler’s behalf. Pension or Retirement Benefits as Part of HIT Expenses includes $6,100 of matching funds paid by the HIT into the 401(k) Plan and $68,400 contributed to the Retirement Plan in 2020 on Mr. Chandler’s behalf. The total amount deferred by Mr. Chandler as of December 31, 2020 under the 401(k) Plan, including interest and HIT matching, is $434,494. No amounts were paid or distributed from the 401(k) Plan for Mr. Chandler in 2020.

4 Aggregate HIT Compensation includes $26,000 of deferred compensation in 2020 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Ms. Khatchadourian’s behalf. Pension or Retirement Benefits as Part of HIT Expenses includes $6,200 of matching funds paid by the HIT into the 401(k) Plan and $68,400 contributed to the Retirement Plan in 2020 on Ms. Khatchadourian’s behalf. The total amount deferred by Ms. Khatchadourian as of December 31, 2020 under the 401(k) Plan, including interest and HIT matching, is $1,992,871. No amounts were paid or distributed from the 401(k) Plan for Ms. Khatchadourian in 2020.

Name of Person, Position	Aggregate Compensation From HIT	Pension or Retirement Benefits Accrued in HIT Expenses	Estimated Annual Benefits Upon Retirement[1]	Total Compensation Paid to Trustees

Helen Kanovsky[5] Chair	10,000	—	—[6]	10,000

Christopher Coleman[7] Chair	—	—	—	—

Vincent Alvarez Union Trustee	—	—	—	—

Kenneth W. Cooper Union Trustee	—	—	—	—

Timothy J. Driscoll[8] Union Trustee	—	—	—	—

David B. Durkee[9] Union Trustee	—	—	—	—

Kevin Filter Management Trustee

Sean McGarvey Union Trustee	—	—	—	—

Kenneth Rigmaiden Union Trustee	—	—	—	—

Anthony Shelton[10] Union Trustee	—	—	—	—

Liz Shuler Union Trustee	—	—	—	—

Richard Trumka Union Trustee	—	—	—	—

Bridget Gainer Management Trustee	—	—	—	—

5 Ms. Kanovsky did not seek reelection when her term as Chairman expired in December 2020.

6 Ms. Kanovsky previously served as the Chief Operating Officer and General Counsel of the HIT and currently receives benefits of an unknown amount as a retiree under the Retirement Plan based on HIT contributions from those previous years of service but not from 2020.

7 Mr. Coleman was elected Chair at the 2020 Annual Meeting held in December 2020.

8 Mr. Driscoll was appointed to the Board of Trustees in March 2020.

9 Mr. Durkee passed away in March 2020.

10 Mr. Shelton was appointed to the Board of Trustees in June 2020. He was subsequently elected as a Class II Trustee at the 2020 Annual Meeting held in December 2020.

Name of Person, Position	Aggregate Compensation From HIT	Pension or Retirement Benefits Accrued in HIT Expenses	Estimated Annual Benefits Upon Retirement[1]	Total Compensation Paid to Trustees

Jack F. Quinn, Jr. Management Trustee	3,000	—	—	3,000

James S. Rubin Management Trustee	—	—	—	—

Deidre L. Schmidt Management Trustee	1,500	—	—	1,500

Terry O’Sullivan Union Trustee	—	—	—	—

Tony Stanley Management Trustee	3,500	—	—	3,500

Harry W. Thompson Management Trustee	4,000	—	—	4,000

William C. Thompson, Jr Management Trustee	—	—	—	—

The HIT participates in the AFL-CIO Staff Retirement Plan (the “Staff Retirement Plan”) with regard to all of its employees. The HIT sponsors the AFL-CIO Housing Investment Trust 401(k) Plan (the “401(k) Plan”) described below for all of its employees.

RETIREMENT PLANS

Under the Staff Retirement Plan, contributions are based on an eligible employee’s base salary. The Internal Revenue Service imposes an annual maximum on the amount that can be included in determining base salary during 2020, for employee contributions, which amount was $285,000. In general, employer contribution rates are determined actuarially every year. The Staff Retirement Plan was funded by employer contributions at rates of approximately 24.00% of eligible employees’ base salaries during the twelve months ended December 31, 2020. During 2020, the annual base salary for estimated annual pension payments upon retirement from the Staff Retirement Plan for Mr. Suh, Mr. Chandler and Ms. Khatchadourian was $250,000, consistent with the terms of the current salary freeze in Final Average Salary explained below.

The Staff Retirement Plan is open to employees of the AFL-CIO and other participating employers that are approved by the Staff Retirement Plan’s board of trustees and that make contributions to the Staff Retirement Plan on their behalf. Such employees become members of the Staff Retirement Plan on their first day of employment that they are scheduled to work at least 1,000 hours during the next 12 consecutive months.

The Staff Retirement Plan provides a retirement pension to eligible employees for life, beginning at age 65 if the employee has at least three years of credited service, beginning at age 60 if the employee has at least 10 years of credited service, or beginning at age 50 if the employee’s age plus years of credited service equals 80 or more. The amount of this pension depends on average base salary and years of credited service. Eligible employees will receive 3.00% of an average of their highest three years’ base earnings (“Final Average Salary”) for each year of credited service up to 25 years, and 0.5% of their Final Average Salary of each year of credited service over 25 years. This calculated amount is subject to (1) Internal Revenue Service limits, (2) the Staff Retirement Plan modification noted below and (3) certain elections related to survivor benefits made by the employee at the time of retirement. The Staff Retirement Plan modified the calculation of the Final Average Salary effective June 30, 2014 such that, the Final Average Salary would be frozen for vested employees and would be capped as the average of the first three years of service for unvested employees.

Set forth below is a table showing estimated annual benefits payable upon retirement in specified compensation and years of service classifications. As of the date hereof, Mr. Chandler has approximately 12, Mr. Suh has approximately 22 and Ms. Khatchadourian has approximately 28 credited years of service under the Staff Retirement Plan.

	Years of Service
Final Average Salary	15[11]	20[11]	25[11]	30[12]	35[12]
$150,000	$67,500	$90,000	$112,500	$116,250	$120,000
200,000	90,000	120,000	150,000	155,000	160,000
250,000	112,500	150,000	187,500	193,750	200,000
285,000	128, 250	171,000	213,750	220,875	228,000

11 3.00% per year up to 25 years.

12 0.5% per year over 25 years.

THE 401(K) PLAN

Under the AFL-CIO Housing Investment Trust 401(k) Plan, an eligible employee may designate to set aside up to 100% of his or her total compensation, up to the IRS maximum. The HIT is matching dollar-for-dollar the first $6,400 contributed in 2021. The amount deferred by an eligible employee and the amount of the HIT’s matching contribution, if any, will be deposited in a trust account in the employee’s name and vests immediately. Every employee of the HIT is eligible to participate in the 401(k) Plan provided such employee has reached the age of 21 and is not a nonresident alien. An eligible employee may enroll in the 401(k) Plan at any time during the year.

When a participating employee terminates his or her employment, retires or becomes disabled, the employee will be able to receive as a lump sum payment the salary reduction amounts that were contributed to the trust account on the employee’s behalf, the additional amounts that the HIT contributed to the trust account on the employee’s behalf, plus income earned (or less losses incurred) as a result of investment of these contributions (less the employee’s allocated share of expenses).

Except as noted below, an actively working employee under age 59½ cannot withdraw these amounts unless the employee has a financial hardship.  A financial hardship is an immediate and heavy financial need for which the employee has no other available resources, and includes medical expenses, the purchase of a primary residence, the payment of tuition and related educational fees, funeral expenses of an immediate family member, and the need to prevent eviction from, or foreclosure of the mortgage of, the employee’s primary residence.  The employee will be required to present evidence of the financial hardship and upon submission of such evidence may be entitled to withdraw an amount which represents the amount necessary to meet the financial hardship need, up to the Employee’s entire 401(k) account value, plus the vested value of Employer Matching contributions.

The amount in an employee’s account must be distributed to the employee in one lump sum or in periodic installments beginning no later than April 1st of the year following the year in which the employee retires after reaching age 70½.  Additionally, these amounts must be distributed within a reasonable time following the termination of the 401(k) Plan or, when requested, the termination of the employee’s employment.  An actively working employee will be entitled to receive a distribution of the amounts in their account upon the employee’s attainment of age 65.  A participating employee may borrow from his or her account subject to certain prescribed limitations.

CODE OF ETHICS

The Board of Trustees of the HIT has adopted a Code of Ethics (the “Code”) under Rule 17j-1 under the Investment Company Act for the HIT. The Code applies to the personal trading activities of “access persons” (generally, officers and employees of the HIT who participate in or have access to information respecting the HIT’s purchase or sale of investments). The Code requires that access persons report their securities holdings and transactions to the HIT, and that such persons obtain pre-clearance from the HIT for certain transactions. The Code permits access persons to invest in securities, including, under certain circumstances, securities that may be purchased or held by the HIT. The Code is incorporated by reference as an exhibit to this Post-Effective Amendment to the HIT’s registration statement and has been filed with the SEC.

PORTFOLIO MANAGERS

The HIT’s portfolio is internally managed and has no contract with an investment adviser. The Board of Trustees has determined that that the HIT’s internalized management structure is in the best interest of the HIT and the Participants. Michael Cook, Chief Portfolio Manager, is the member of the Investment Management Team primarily responsible for the day-to-day management of the HIT’s portfolio. Mr. Cook does not manage any other accounts and has no ownership interest in the HIT.

As of the date of this SAI, compensation for the HIT’s portfolio manager primarily consists of base salary, which is determined by experience and performance in the role. The portfolio manager is eligible to participate in the HIT’s Retirement and 401(k) Plans (see “RETIREMENT PLANS” and “THE 401(K) PLAN” above), and receive the standard health and welfare benefits available to all HIT employees. In addition, all employees, including the portfolio manager, may on occasions receive merit bonuses based on management’s subjective assessment of individual contributions or the success of the organization. Such merit bonuses are not calculated based on the performance returns of the portfolio. All other components of the portfolio manager’s compensation, such as retirement compensation and standard benefits, are either fixed amounts or amounts based on fixed calculations with fixed inputs.

PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP

As of March 31, 2020, the following Participants owned of record and is known by the HIT to own beneficially 5% or more of Units:

Participant	Percentage of Units Owned
ILWU-PMA Pension Plan 1188 Franklin Street, Suite 300, San Francisco, CA 94109-6852	11.18%

National Electrical Benefit Fund 900 Seventh Street, NW, 9th Floor, Washington, DC 20001	7.01%

New York City Employees’ Retirement System 1 Centre Street, Floor 8, New York NY 10007-1602	5.06%

Individuals are not eligible to invest directly in the HIT, and the Trustees and officers, as a group, directly own no Units in the HIT. Individual officers, as employees of the HIT, may, however, invest funds held in their accounts under the AFL-CIO Housing Investment Trust 401(k) Plan in the HIT Daily Value Fund (the “DVF”), which is a Collective Investment Fund that invests its portfolio assets, in turn, in the HIT, index funds tracking the Bloomberg Barclays U.S. Aggregate Bond Index and cash-like assets. The amount that individual officers, as a group, hold indirectly in the HIT through the DVF is less than one percent (1.0%) of the asset value of the HIT.

SALES AND DISTRIBUTION ACTIVITIES

The HIT’s Marketing Division, operating primarily out of the HIT offices in the District of Columbia, conducts, and manages the other HIT staff members who conduct, sales and distribution activities for the HIT. Sales and distribution activities are directed to eligible investors and include solicitations in person or by mail or telephone as well as responding to inquiries concerning the HIT’s offering of Units, and the ministerial and clerical work of effecting sales of Units. Expenses of sales and distribution of Units in this manner are paid by the HIT pursuant to a Plan for Distribution adopted by the Trustees and the Participants pursuant to SEC Rule 12b-1 under the Investment Company Act (the “Distribution Plan”). Sales and distribution expenses, including printing of the prospectus and travel costs, for the year ended December 31, 2020 were $960,259 which represents approximately 0.15% of the HIT’s average net assets. The Board of Trustees has approved the use of up to $600,000 or 0.05 percent of the HIT’s average monthly net assets on an annualized basis for the fiscal year, whichever is greater, under the HIT’s Distribution Plan, from which non-material increases may be made by the Board. No material increase in the budget for the Distribution Plan will be made without Participant approval.

Of the $960,259 of sales and distribution expenses incurred for the year ended December 31, 2020, the following amounts were expended on each of the categories listed below. All such amounts were paid in cash.

Category	Year Ended December 31, 2020
Printing and mailing of prospectuses to other than current security holders	$3,364
Advertising	12,659
Compensation to sales personnel (salaries plus fringe benefits)	754,903
Other (includes travel and meeting expenses, office supplies, consulting fees and expenses)	189,333
TOTAL	$960,259

No interested person of the HIT or any disinterested Trustee had any direct or indirect financial interest in the operation of the Distribution Plan or related agreements during the year ended December 31, 2020 with the possible exception of certain of the HIT’s marketing staff who, if determined to be “interested persons” of the HIT, would have such an interest because part of their compensation is covered by the Distribution Plan.

PARTICIPANT UNITS

Securities Offered

Beneficial interests of the HIT are divided into Units representing equal portions of the HIT assets. Rights arising from ownership of Units are set forth in the Declaration of Trust. The Declaration of Trust can be amended by vote of a majority of Trustees without any requirements of a vote by Participants. However, the Declaration of Trust provides that, notwithstanding anything to the contrary contained in the Declaration of Trust or any amendment thereto, no part of the HIT that equitably belongs to any Participant (other than such part as is required to pay the expenses of the HIT) is to be used for any purpose other than the exclusive benefit of the investors. In addition, fundamental investment policies may not be changed without the approval of holders of a majority of the HIT’s outstanding Units.

Each Unit carries the right to vote to elect Trustees, to ratify selection of the auditors and to approve changes in fundamental policies. Each Unit entitles the holder thereof to participate pro rata with all other Units in the distribution of assets in the event of a liquidation of the HIT. No preemptive rights attach to Units; the HIT has the right to sell or exchange Units without offering the same to the holders of the then outstanding Units. Units issued and sold in accordance with the Declaration of Trust and By-Laws (and for the consideration described in the HIT’s Prospectus and SAI) will be validly issued, fully paid and non-assessable, except as set forth below.

The majority of jurisdictions in the United States recognize a trust, such as the HIT, as a separate legal entity, wholly distinct from its beneficiaries. In those jurisdictions, the beneficiaries of a trust, such as the Participants in the HIT, are not liable for the debts or other obligations of the trust. A few jurisdictions do not recognize so-called “business trusts” as separate legal entities and hold the beneficiaries of such trusts personally liable for actions of the business trusts. The HIT, nevertheless, does not expect to exclude otherwise eligible investors in such jurisdictions from investing in Units.

It is the practice of the HIT to seek that written contracts that the HIT executes include a provision that states that the contract is not binding upon any of the Trustees, officers, or Participants personally, but is solely an obligation of the HIT. In most jurisdictions, Participants will have no personal liability under any contract that contains this provision. However, in jurisdictions that do not recognize the separate legal status of a trust such as the HIT, Participants could be held personally liable for claims against the HIT. These claims could include contract claims (where the contract does not limit personal liability), tort claims, tax claims and certain other statutory liabilities. If such liability were ever imposed upon Participants, Participants would be liable only to the extent that the HIT’s assets and insurance were not adequate to satisfy the claims.

Units are not transferable and are not assignable. No holder of a Unit has the authority to pledge the Unit as collateral for any loan. The HIT does not issue certificates to evidence ownership of Units. In lieu thereof, Units are issued and redeemed by book entry and without physical delivery of any securities.

The HIT may be terminated at any time by the Trustees after notice in writing to all Participants. The Declaration of Trust may be amended or altered at any time by a majority of the Trustees.

Eligible Participants

Only “Labor Organizations” and “Eligible Pension Plans” are eligible to own Units. Pursuant to the Declaration of Trust, a “Labor Organization” means an organization of any kind, any agency, employee representation committee, group, association, or plan in which employees participate directly or through affiliated organizations, and which exists for the purpose, in whole or in part, of dealing directly or through affiliated organizations with employers concerning terms or conditions of employment; any employee benefit plan (such as a voluntary employee beneficiary association (VEBA)) that benefits the members of such an organization, or any other organization that is, in the discretion of the Board of Trustees, affiliated with or sponsored by such an organization. Pursuant to the Declaration of Trust, an “Eligible Pension Plan” is defined as:

(a)	a pension plan (“Pension Plan”) constituting a qualified trust under Section 401(a) of the IRC which has beneficiaries who are represented by a Labor Organization and the assets of which are managed without the direct intervention or control of the plan’s beneficiaries;

(b)	a governmental plan (“Governmental Plan”) within the meaning of section 414(d) of the IRC which has beneficiaries who are represented by a Labor Organization and the assets of which are managed without the direct intervention or control of the plan’s beneficiaries;

(c)	a master trust, including without limitation a collective investment trust, holding the assets of more than one Pension Plan or more than one Governmental Plan, where at least one of the plans with assets in such master trust has beneficiaries who are represented by a Labor Organization;

(d)	a pension or retirement program of a non-United States jurisdiction that is similar to a “governmental plan” as defined in Title 29, Section 1002(32) of the United States Code; or

(e)	a non-United States employee benefit plan subject to regulation under applicable non-United States laws that are similar in purpose and intent to the Employee Retirement Income Security Act of 1974, as amended.

PRICING, PURCHASE AND REDEMPTION OF UNITS

The price of Units is based on net asset value (“NAV”) of each Unit. The NAV for a particular purchase will be determined as of the close of regular trading (normally 4:00 p.m.) of the New York Stock Exchange (“NYSE”) on the last business day of each calendar month (each such date a “Valuation Date”) following receipt of the purchase order by dividing the value of the HIT’s investments plus any cash and other assets (including interest and dividends accrued but not collected) less all liabilities (including accrued expenses but excluding capital and surplus), by the number of Units outstanding as of that Valuation Date. See “VALUATION OF UNITS” below for a discussion of the valuation methods used by the HIT in determining each Unit’s NAV. Notwithstanding the foregoing and although the HIT is not required to do so, the HIT makes estimated daily valuations available to the Participants as described in “Disclosure of Portfolio Holdings” above, however, this does not modify the HIT’s purchase and redemption policies.

Whole or fractional Units may be purchased as of monthly Valuation Dates. Each purchase request, if received in good order, will be processed and priced as of the Valuation Date in the month in which it is received. “Good order” generally means that any applicable participation form is fully completed and your instructions are provided by the person(s) authorized to request transactions in the account and are received by the HIT’s transfer agent before 4:00 p.m. Eastern Time on the Valuation Date as of which they are to be issued. You must remit the required payment for your Units to the HIT’s transfer agent by check or wire transfer for receipt by the transfer agent generally no later than 8:00 p.m. Eastern Time (under normal conditions) on the Valuation Date. All purchase payments received prior to the Valuation Date (e.g., mid-month) will be held in the HIT’s non-interest bearing demand deposit account by its transfer agent, as directed by the Participant, until the calculation of NAV as of the Valuation Date. A minimum initial purchase of $50,000 is required. A copy of the participation form that must accompany your initial purchase order is available from the HIT at no charge upon request. All Units are sold without any sales charge (load) or commission payable in connection with the purchase of Units. Units are issued and redeemed by book entry and without physical delivery of any securities. The HIT has the right to reject any purchase order, or to suspend or modify the sale of Units.

The HIT will redeem Units, without charge, at NAV calculated as of the last business day of the applicable month, i.e., each Valuation Date. To sell Units, a redemption request must be submitted to the HIT’s transfer agent by signed writing, and it must be received by the transfer agent on a business day at least 15 days before the last business day of the month, although the HIT may in its sole discretion waive the 15-day notice requirement. Redemption requests may be submitted by facsimile. If the redeeming Participant agrees, the HIT may deliver securities, mortgages or other assets in full or partial satisfaction of a redemption request. A Participant that receives such assets may incur expenses in selling or disposing of such assets for cash.

For additional information about purchasing and redeeming Units, please see “BUYING AND SELLING UNITS IN THE HIT” in the Prospectus.

PRINCIPAL UNDERWRITER AND DISTRIBUTOR

The HIT handles all sales and redemptions of Units directly through its transfer agent, and all marketing activities are conducted pursuant to applicable exemptions under the federal securities laws. As a result, the HIT does not distribute Units through a principal underwriter or distributor.

SECURITIES LENDING

The HIT does not engage in securities lending, and it had no income from and paid no fees related to such activities.

Brokerage Fees

The HIT purchases and sells portfolio securities on a principal transaction basis. Accordingly, HIT pays no brokerage commissions, markups or markdowns on principal transactions. As such, no brokerage commissions were paid by the HIT over the past three years.

VALUATION OF UNITS

The price of Units is based on the NAV as of each monthly Valuation Date, which is determined by dividing the value of the HIT’s investments plus any cash and other assets (including interest and dividends accrued but not collected) less all liabilities (including accrued expenses but excluding capital and surplus) as of that Valuation Date by the number of Units then outstanding.

The Board is responsible for the valuation process and has delegated day-to-day valuation responsibilities to HIT management and the HIT valuation committee (“Valuation Committee”). The Valuation Committee, in accordance with the policies and procedures adopted by the Board of Trustees, is responsible for evaluating the effectiveness of the HIT’s pricing policies and determining the reliability of third-party pricing information. The Valuation Committee is composed of senior staff of the HIT.

Portfolio securities for which market quotations are readily available are valued by using independent pricing services. These pricing services have been approved by the Board.

The HIT’s assets for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under consistently applied procedures approved by the Board and implemented by the Valuation Committee. The fair value of an asset is the amount, as determined in good faith, that the HIT reasonably expects to receive upon a current sale of the security. Fair value determinations are made, consistent with the Board approved policies and procedures, using the methodologies deemed most appropriate under the circumstances and considering all available, relevant factors and indications of value. The HIT has retained an independent firm to determine the fair value of portfolio assets when appropriate and necessary. Securities purchased with a stated maturity of less than 60 days are valued at amortized cost, which constitutes fair value under the procedures adopted by the Board. In addition, the ownership interest in HIT Advisers, the HIT’s indirect wholly owned subsidiary, is valued at its fair value determined in good faith under consistently applied procedures adopted by the Board of Trustees, which currently represents the carry value of HIT Advisers. Valuing assets using fair value methodologies involves greater reliance on judgment than valuing assets based on market quotations. A fund that uses fair value methodologies may value those assets higher or lower than another fund using its own fair value methodologies to price the same assets. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate or that the HIT could sell the security at the value assigned to the security by the HIT.

The NYSE is typically closed on New Year’s Day, Martin Luther King Jr. Day, President’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

Although the NAV of the Units of the HIT is calculated monthly as described above as of each Valuation Date, bank collective trusts that may become Participants in the HIT are required to calculate their NAV on a daily basis. As a practical expedient to facilitate this process, the HIT’s custodian calculates an estimated value of HIT’s portfolio on a daily basis based on inputs and fair value modeling from various sources, which it combines with expense and Unit holdings information from the HIT to produce an estimated daily value (EDV) for the HIT. The HIT currently posts the EDV on its website after close of business on each business day. While the estimation process is intended to approximate the NAV of the HIT for the particular day, there can be no assurance that the EDV thus generated is the same as or will predict the NAV calculated by the HIT as described above as part of its monthly valuation process, and the value of a Participant’s Units and the price at which a Unit may be redeemed is determined solely through such monthly valuation process. The EDV is not binding in any way on the HIT and should not be relied upon by Participants as an indication of the value of their Units.

DISTRIBUTIONS AND TAX ISSUES

Distributions

Pro rata distributions of net income earned during the preceding month are paid to Participants each month. Such distributions are made in cash. Pursuant to an Internal Revenue Service ruling received by the HIT, a Participant may authorize the HIT automatically to reinvest any distributions to which the Participant is entitled in the HIT in exchange for a corresponding amount of Units, calculated at the NAV as of the end of the calendar month.

Tax Issues

The Prospectus contains information about the federal income tax considerations applicable to the HIT and certain federal income tax consequences of ownership of Units. Certain supplementary information is presented below.

The HIT has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the IRC. This relieves the HIT (but not Participants) from paying federal income tax on income which is distributed to Participants and permits net capital gains distributions of the HIT (i.e., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term and long-term capital losses) to be designated as capital gains of the Participants, regardless of how long Participants have held their Units in the HIT.

Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the HIT’s annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities and loans, and gains from the sale or other disposition of securities, loans or interests therein or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies; (b) the HIT diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the HIT’s assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the HIT’s assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities); and (c) the HIT distribute to Participants at least 90% of its net taxable investment income (including short-term capital gains) other than long-term capital gains and 90% of its net tax exempt interest income in each year.

The HIT would be subject to a 4% non-deductible excise tax on certain amounts if they were not distributed (or not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. The HIT intends to distribute to Participants each year an amount sufficient to avoid the imposition of such excise tax.

The HIT may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the HIT and is subject to the distribution requirements of the IRC. Because the original issue discount earned by the HIT in a taxable year may not be represented by cash, the HIT may have to dispose of other securities and use the proceeds to make distributions to satisfy the IRC’s distribution requirements. Debt securities acquired by the HIT also may be subject to the market discount rules.

Income of a regulated investment company (such as the HIT) that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not be attributed as UBTI to such an entity that is a shareholder in the regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt Participant could realize UBTI by virtue of its investment in the HIT if the HIT’s shares constitute debt-financed property in the hands of the Participant.

Participants should consult their own tax advisors regarding specific questions of federal, state, local or foreign tax considerations, including the application of the unrelated business income tax.

Other

The HIT may compare its performance to that of the Bloomberg Barclays U.S. Aggregate Bond Index, other industry indices, averages or data, or other funds with similar investment objectives in marketing materials, reports to Participants, or other communications. The following publications, reports, benchmarks, indices and averages, as well as others, may be discussed or otherwise used in communications: Pension and Investment Performance Evaluation Reporting; Lipper Mutual Fund Performance Analysis; Morningstar; Bloomberg Barclays Indices; or Citigroup Fixed-Income Indices. References to financial publications that may discuss the HIT or rate HIT performance over various time periods may also be used in communications. The HIT may also reprint and distribute articles from these and other publications. When comparing its performance to a market index, the HIT may refer to various statistical measures derived from the historic performance of the HIT and the index, such as standard deviation and coefficient of correlation. As with other performance data, performance comparisons should not be considered indicative of the HIT’s relative performance for any future period.

GENERAL INFORMATION

Independent registered public accounting firm

HIT’s Participants, at their 2020 Annual Meeting, approved Ernst & Young, LLP, 1775 Tysons Boulevard, Tysons, Virginia 22102 as HIT’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Custodian and Transfer Agent

In February 2004, the HIT entered into a Transfer Agency Services Agreement with BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing) (“BNY Mellon”), a mutual fund services company whose principal office is located at 301 Bellevue Parkway, Wilmington, DE 19809. Pursuant to this agreement as amended, BNY Mellon serves as the HIT’s transfer agent, registrar, distribution disbursing agent and provides certain reporting and other services to Participants. BNY Mellon commenced performance of these services as of May 1, 2004.

In February 2004, the HIT entered into a Custodian Services Agreement with Bank of New York Mellon (formerly PFPC Trust Company) (“Bank of New York”), whose principal office is located at One Wall Street, New York, NY 10286. Pursuant to this agreement as amended, Bank of New York serves as the HIT’s custodian. Bank of New York took over safekeeping of the HIT’s Mortgage Securities effective May 1, 2004.

Legal Matters

Certain legal matters in connection with the offering of Units were reviewed for the HIT by Dechert LLP, 1900 K Street, NW, Washington, D.C 20006.

use of Union labor

All on-site construction work financed through HIT investments is required to be performed by 100% union labor. Work on projects that are constructed under a Project Labor Agreement meets this requirement.

Insurance and Bonding

As of the date of this document, the HIT maintains professional liability insurance coverage for $10,000,000 and excess coverage for an additional $10,000,000 (for $20,000,000 of total coverage, pursuant to policies that expire on June 1, 2020) and general liability insurance coverage in the aggregate amount of $2,000,000, with an umbrella policy for an additional aggregate amount of $7,000,000 pursuant to policies that expire on June 1, 2020. The HIT also maintains, in accordance with Rule 17g-1 under the Investment Company Act, an Investment Company Blanket Bond for $15,000,000 that expires on May 17, 2020. This bond exceeds the minimum amount required (based on the HIT’s assets) under Rule 17g-1 of the Investment Company Act. Copies of the HIT’s certificates of insurance for these and other miscellaneous policies will be provided upon request. The HIT’s insurance policies may be amended or renewed on different terms.

INTERNET POSTINGS, Press Releases, Reports and Other Communications

From time to time, the HIT will make public website postings, press releases, reports, newsletters or other materials concerning its financing of particular housing projects, its involvement in particular housing development initiatives, its investment in particular geographic areas, its use of union labor in its projects, or its participation in programs to increase opportunities for homeownership.  These materials will often be directed at educating prospective real estate developers, housing groups, non-profit organizations, public officials, or the broad labor community concerning the activities of the HIT in these areas. The materials may also contain information about any HIT wholly owned subsidiary. The HIT maintains a website at www.aflcio-hit.com, on which certain material about the HIT may be found.

FINANCIAL STATEMENTS

The audited financial statements of the HIT for the fiscal year ended December 31, 2020, including notes thereto and the report of Ernst & Young, LLP, were filed with the Securities and Exchange Commission on March 8, 2021 (Accession No. 0001387131-21-003320) as part of the HIT’s 2020 Annual Report on Form N-CSR, and are incorporated by reference into this SAI.